As filed with the Securities and Exchange Commission on December 15, 2017
1933 Act File No. 333-______
1940 Act File No. 811-04173

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and/or

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑	Amendment No. 27

JOHN HANCOCK INVESTORS TRUST
(Exact Name of Registrant as Specified in Charter)

601 Congress Street, Boston, Massachusetts 02210-2805
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-225-6020

John J. Danello, Esq.
601 Congress Street, Boston, Massachusetts 02210-2805
Name and Address (of Agent for Service)

Copies of Communications to:

Mark P. Goshko, Esq.
K&L Gates LLP
One Lincoln Street
Boston, Massachusetts 02111-2950

Approximate Date of Proposed Public Offering:  From time to time after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☑

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)(2)
Common Shares, no par value	1,000 Shares	$17.24	$17,240	$2.15
(1)
Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, as amended, based on the average of the high and low sales prices of the Common Shares of beneficial interest on December 12, 2017 as reported on the New York Stock Exchange.

(2)	Transmitted prior to filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and is not soliciting to offer or to buy these securities in any state where the offer or sale is not permitted.

Base Prospectus dated March 1, 2018

1,000,000 Shares
John Hancock Investors Trust
Common Shares

John Hancock Investors Trust (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in January 1971 following an initial public offering.

Investment Objectives. The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. There can be no assurance that the Fund will achieve its investment objectives.

The Offering. The Fund may offer, from time to time, in one or more offerings, the Fund’s common shares of beneficial interest, no par value (“Common Shares”). Common Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares.

Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales, load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of the Common Shares.

Investment Strategy. The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits. The Fund may invest up to 70% of its net assets (plus borrowings for investment purposes) in debt securities rated below investment grade, commonly known as “junk bonds.” The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The Fund may purchase mortgage-backed securities. The Fund also may purchase and sell derivative instruments. In addition, the Fund may invest in repurchase agreements.

Investment Advisor and Subadvisor. The Fund’s investment advisor is John Hancock Advisers, LLC (the “Advisor” or “JHA”) and its subadvisor is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadvisor”).

Exchange listing. The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “JHI.” Any new Common Shares offered and sold hereby are expected to be listed on the NYSE and trade under this symbol. As of February 16, 2018, the last reported sale price for the Common Shares was $[TBU]

i

Leverage. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), this Prospectus, and a liquidity agreement dated December 2, 2015 (the “LA”). See “—Other Investment Policies—Borrowing.” The LA includes a line of credit, and will utilize securities lending and reverse repurchase agreements. The Fund’s leverage strategy may not be successful.

The Common Shares have traded both at a premium and a discount to net asset value (“NAV”). The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.

Investing in the Fund’s Common Shares involves certain risks. See “Risk Factors” beginning on page [27].

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus, together with any applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and the applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Common Shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated March 1, 2018, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Table of Contents for the SAI is on page [56] of the Prospectus. A copy of the SAI may be obtained without charge by calling 800-225-6020 (toll-free) or from the SEC’s website at sec.gov. Copies of the Fund’s annual report and semi-annual report and other information about the Fund may be obtained upon request by writing to the Fund, by calling 800-225-6020, or by visiting the Fund’s website at www.jhinvestments.com. You also may obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (sec.gov).

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated March 1, 2018

ii

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Common Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

iii

Prospectus Summary

This is only a summary. You should review the more detailed information elsewhere in this prospectus (“Prospectus”), in any related supplement to this Prospectus (each, a “Prospectus Supplement”), and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund. See “Risk Factors.”

The Fund	John Hancock Investors Trust (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in January 1971 following an initial public offering.

Investment Objectives
The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental and may be changed without shareholder approval.

The Offering
The Fund may offer, from time to time, in one or more offerings, up to 1,000,000 of the Fund’s common shares of beneficial interest, no par value (“Common Shares”), on terms to be determined at the time of the offering. The Common Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. See “Plan of Distribution.” The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of Common Shares.

Listing and Symbol
The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “JHI.” Any new Common Shares offered and sold hereby will be listed on the NYSE and trade under this symbol. As of February 16, 2018, the last reported sale price for the Common Shares was $[TBU]

Investment Strategy
The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits. The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The Fund may purchase mortgage-backed securities. The Fund also may purchase and sell derivative instruments.  In addition, the Fund may invest in repurchase agreements.

At least 30% of Fund’s net assets (plus borrowings for investment purposes) will be represented by (a) debt securities that are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Ratings Services (“S&P”)) or in unrated securities determined by the Subadvisor to be of comparable credit quality, (b) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (c) cash or cash equivalents. The remaining 70% of the Fund’s net assets (plus borrowings for investment purposes) may be invested in debt securities of any credit quality, including securities rated below investment grade (i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P). Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s ability to pay interest and repay principal and are commonly referred to as “junk bonds” or “high yield securities.” While the Fund focuses on intermediate- and longer-term debt securities, the Fund may acquire securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio.

Securities rated “BBB” by S&P are regarded by S&P as having an adequate capacity to pay interest or dividends and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest or dividends and repay capital or principal for securities in this category than in higher rating categories. Securities rated “Baa” by Moody’s are considered by Moody’s as medium to lower medium grade securities; they are neither highly protected nor poorly secured; interest or dividend payments and capital or principal security, as the case may be, appear to Moody’s to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and, in the opinion of Moody’s, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal may be moderate and not well safeguarded during both good and bad times. Securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments over the long term may be low, and such securities are more vulnerable to nonpayment than obligations rated BB or Ba. Adverse business, financial or economic conditions will likely impair the issuer’s capacity or willingness to meet its financial commitments. The descriptions of the investment grade rating categories by Moody’s and S&P, including a description of their speculative characteristics, are set forth in the SAI. All references to securities ratings by Moody’s and S&P in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (e.g., “Baa1”, “Baa2” and “Baa3” in the case of Moody’s and “BBB+”, “BBB” and “BBB-” in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event of such security downgrade, the Fund will sell the portfolio security as soon as the Subadvisor believes it to be prudent to do so in order to again cause the Fund to be within the percentage and ratings limitations set forth in this Prospectus. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

In managing the Fund’s portfolio, the Subadvisor concentrates first on sector selection by deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the Subadvisor tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months. In choosing individual securities, the Subadvisor uses bottom-up research to find securities that appear comparatively undervalued. The Subadvisor looks at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign corporations and governments. There can be no assurance that the Fund will achieve its investment objectives.

Investment Advisor and Subadvisor

The Fund’s investment advisor is John Hancock Advisers, LLC (the “Advisor” or “JHA”) and its subadvisor is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadvisor”).

JHA, the Fund’s investment advisor, is an indirect wholly-owned subsidiary of Manulife Financial Corporation. The Advisor is responsible for overseeing the management of the Fund, including its day-to-day business operations and monitoring the Subadvisor. As of December 31, 2017, the Advisor had total assets under management of approximately [$TBU].

The Subadvisor handles the fund’s portfolio management activity, subject to oversight by the Advisor. The Subadvisor, organized in 1968, is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial, a publicly held, Canadian-based company). As of December 31, 2017, the Subadvisor had total assets under management of approximately [$TBU].

See “Management of the Fund—The Advisor” and “—The Subadvisor.”

Distributions
The Fund makes regular quarterly distributions to holders of Common Shares (the “Common Shareholders”) sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s (i) investment company taxable income, which includes among other things, dividend and ordinary income after payment of Fund expenses, the excess of net short-term capital gain over net long-term capital loss, and income from certain hedging and interest rate transactions, and (ii) net long-term capital gain (gain from the sale of capital assets held longer than one year). The Board of Trustees of the Fund (the “Board”) may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated sources of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, net investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gain for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

If, for any calendar year, as discussed above, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component.

Distribution rates are based on projected quarterly cash available for distribution, which may result in fluctuations in quarterly rates. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value (“NAV”).

The 1940 Act limits the number of times the Fund may distribute long-term capital gain in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being composed more heavily of long-term capital gain eligible for favorable income tax rates. In the future, the Advisor may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order previously granted by the Securities and Exchange Commission (the “SEC”), which provides an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gain as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Dividend Reinvestment Plan
The Fund has established an automatic dividend reinvestment plan (the “Plan”). Under the Plan, distributions of dividends and capital gain are automatically reinvested in Common Shares of the Fund by Computershare, Inc. Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

Closed-End Fund Structure
Closed-end funds differ from open-end management investment companies (which generally are referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. Mutual funds do not trade on securities exchanges and issue securities redeemable at the option of the shareholder. The continuous outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. Closed-end funds generally are able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities. The Fund’s Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase.

Common shares of closed-end funds frequently trade at prices lower than their NAV. Since inception, the market price of the Common Shares has fluctuated and at times has traded below the Fund’s NAV and at times has traded above the Fund’s NAV. The Fund cannot predict whether in the future the Common Shares will trade at, above or below NAV. In addition to NAV, the market price of the Fund’s Common Shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.

In recognition of the possibility that the Common Shares may trade at a discount from their NAV, and that any such discount may not be in the best interest of Common Shareholders, the Board, in consultation with the Advisor, from time to time may review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. In the event that the Fund conducts an offering of new Common Shares and such offering constitutes a “distribution” under Regulation M, the Fund and certain of its affiliates may be subject to an applicable restricted period that could limit the timing of any repurchases by the Fund.

Summary of Risks
The Fund’s main risk factors are listed below by general risks and strategy risks. Before investing, be sure to read the additional descriptions of these risks beginning on page [27] of this Prospectus.

General Risks
Investment and Market Risk. An investment in Common Shares is subject to investment and market risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which generally are traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Tax Risk. To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter; and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gain). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to the shareholders as ordinary income. To the extent designated by the Fund, such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders, provided that in each case the shareholder meets applicable holding period requirements. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gain for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gain generally would be treated as a return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include further increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code. See “U.S. Federal Income Tax Matters.”

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of long-term capital gain or what the tax rates on various types of income will be in future years.

Distribution Risk. There can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at current levels or increase over time. The quarterly distributions shareholders receive from the Fund are derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s cash available for distribution may vary widely over the short- and long-term. If, for any calendar year, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component.

Portfolio Turnover Risk. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Subadvisor, investment considerations warrant such action. Higher rates of portfolio turnover likely would result in higher brokerage commissions and may generate short-term capital gain taxable as ordinary income, which may have a negative impact on the Fund’s performance over time. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

Defensive Positions Risk. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as debt securities and preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investments in debt securities and preferred securities means that the NAV and market price of the Common Shares will tend to decline if market interest rates rise. Given the historically low level of interest rates in recent years and the likelihood that interest rates will increase when the national economy strengthens, the risk of the potentially negative impact of rising interest rates on the value of the Fund’s portfolio may be significant. In addition, the longer the average maturity of the Fund’s portfolio of debt securities, the greater the potential impact of rising interest rates on the value of the Fund’s portfolio and the less flexibility the Fund may have to respond to the decreasing spread between the yield on its portfolio securities.

During periods of declining interest rates, an issuer may exercise its option to prepay principal of debt securities or to redeem preferred securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Leverage Risk. The Fund is authorized to utilize leverage through borrowings, reinvestment of securities lending collateral or repurchase agreement proceeds, and/or the issuance of preferred shares, including the issuance of debt securities. The Fund is party to the LA as described in “—Description of Capital Structure—Liquidity Facility.”

The Fund utilizes the LA to increase its assets available for investment. When the Fund leverages its assets, Common Shareholders bear the fees associated with the LA and have the potential to benefit or be disadvantaged from the use of leverage. In addition, the fee paid to the Advisor is calculated on the basis of the Fund’s average daily managed assets, including proceeds from borrowings and/or the issuance of any preferred shares, so the fee will be higher when leverage is utilized, which may create an incentive for the Advisor to employ financial leverage. Consequently, the Fund and the Advisor may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the Common Shareholders, including:

•     the likelihood of greater volatility of NAV and market price of Common Shares;

•     fluctuations in the interest rate paid for the use of the LA;

•     increased operating costs, which may reduce the Fund’s total return;

•    the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•     the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Advisor, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of a borrowing program and/or an offering of preferred shares would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. For more information regarding termination, see “—Description of Capital Structure—Liquidity Facility.”

Market Discount Risk. The Fund’s Common Shares will be offered only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded at both a premium and at a discount to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase, assuming a stable NAV.

Management Risk. The Fund is subject to management risk because it relies on the Subadvisor’s ability to pursue the Fund’s investment objectives. The Subadvisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that it will produce the desired results.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Changes in U.S. Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Advisor, the Subadvisor and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Anti-takeover Provisions. The Fund’s Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-takeover provisions.”

Cybersecurity and Operational Risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Strategy Risks
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Corporate Debt Securities Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities Risk. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the United States government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions.

Liquidity Risk. The Fund may invest up to 20% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Non-U.S. Investment Risk. As compared to U.S. companies, less information may be publicly available regarding foreign issuers. Non-U.S. securities may be subject to foreign taxes and may be more volatile than U.S. securities. The value of non-U.S. securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of non-U.S. investment risk.

Sovereign Debt Obligations Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars or a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors also may be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Brady Bonds Risk. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. These types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

Real Estate Investment Trusts (“REITs”) Risk. REITs are subject to risks associated with the ownership of real estate. Some REITs experience market risk and liquidity risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.

Reverse Repurchase Agreement Risk. Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. An event of default of insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the Fund’s ability to dispose of the underlying securities, in addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the Fund’s net asset value per share (NAV).

Warrants Risk. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Hedging, Derivatives and Other Strategic Transactions Risk. Hedging, derivatives, and other strategic transactions may increase the volatility of the Fund and, if the transaction does not have the desired outcome, could result in a significant loss to the Fund. The use of derivative instruments could produce disproportionate gain or loss, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. It is possible that government regulation of various types of derivative instruments would, upon implementation, impose limits on the maximum positions that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Regulatory changes in derivative markets could impact the cost of or the Fund’s ability to engage in derivative transactions. The following is a list of certain derivatives and other strategic transactions in which the Fund may invest and the main risks associated with each of them:

•   Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.
•   Equity-linked notes are subject to risks similar to those related to investing in the underlying securities. An equity-linked note is dependent on the individual credit of the note’s issuer. Equity-linked notes often are privately placed and may not be rated. The secondary market for equity-linked notes may be limited.
•    Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.
•    Foreign currency swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.
•   Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.
•   Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.
•   Options and currency options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options, including currency options. Counterparty risk does not apply to exchange-traded options.

•      Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps, including credit default swaps and total return swaps.

Given the risks described above, an investment in Common Shares may not be appropriate for all investors.
You should carefully consider your ability to assume these risks before making an investment in the Fund.

Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund’s expenses as a percentage of its average net assets as of October 31, 2017, and not as a percentage of total assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets in which the Fund invests. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table below. However, these expenses will be borne by Common Shareholders and may result in a reduction in the NAV of the Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.” The table and example are based on the Fund’s capital structure as of October 31, 2017.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price) (1)	[TBU]
Offering expenses (as a percentage of offering price) (1)	[TBU]
Dividend Reinvestment Plan fees (2)	[TBU]
Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management fees (3)	[TBU]%
Interest payments on borrowed funds (4)	[TBU]%
Other expenses (5)	[TBU]%
Total Annual Expenses	[TBU]%

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses.
(2)
Participants in the Fund’s dividend reinvestment plan do not pay brokerage charges with respect to Common Shares issued directly by the Fund. However, whenever Common Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested. Shareholders participating in the Plan may buy additional Common Shares of the Fund through the Plan at any time and will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. See “Distribution Policy” and “Dividend Reinvestment Plan.”

(3)	See “Management of the Fund—The Advisor.”
(4)	See “Other Investment Policies - Borrowing” and “Use of Leverage by the Fund.”
(5)	Other expenses have been estimated for the current fiscal year.

EXAMPLE

The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of [TBU]% of net assets attributable to Common Shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:

	1 Year	3 Years	5 Years	10 Years
Total Expenses	$[TBU]	$[TBU]	$[TBU]	$[TBU]

The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund.” In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distribution Policy” and “Dividend Reinvestment Plan.” The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Financial Highlights

This table details the financial performance of the Common Shares, including total return information showing how much an investment in the Fund has increased or decreased each period.

The financial statements of the Fund as of October 31, 2017 have been audited by [TBU], the Fund’s independent registered public accounting firm. The report of [TBU] is included, along with the Fund’s financial statements, in the Fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

[TBU BY AMENDEMENT]
COMMON SHARES Period ended	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	[TBU]	$17.20	19.56	$19.76	$20.44	$19.19	$20.11	$18.03
Net investment income(2)	[TBU]	1.32	1.41	1.58	1.61	1.88	1.93	2.15
Net realized and unrealized gain (loss) on investments	[TBU]	0.96	(2.28)	(0.14)	(0.59)	1.30	(0.88)	2.00
Distributions to Auction Preferred Shares (APS)	[TBU]	—	—	—	—	—	—	—
Total from investment operations	[TBU]	2.28	(0.87)	1.44	1.02	3.18	1.05	4.15
Less distributions to common shareholders	[TBU]
From net investment income	[TBU]	(1.39)	(1.49)	(1.64)	(1.71)	(1.94)	(1.97)	(2.07)
Anti-dilutive impact of repurchase plan	[TBU]	0.02	—	—	—	—	—	—
Anti-dilutive impact of shelf offering	[TBU]	—	----	— [3]	0.01	0.01	—	—
Net asset value, end of period	[TBU]	$18.11	17.20	$19.56	$19.76	$20.44	$19.19	$20.11
Per share market value, end of period	[TBU]	$16.73	15.20	$19.06	$19.30	$22.24	$21.82	$21.13
Total return at net asset value (%)(4)(5)	[TBU]	14.95	(3.85)	7.65	5.09	16.14	4.90	23.81
Total return at market value (%)(4)	[TBU]	20.17	(12.80)	7.40	(5.66)	11.13	13.52	32.29
Ratios and supplemental data	[TBU]
Net assets applicable to common shares, end of period (in millions)	[TBU]	$158	$151	$172	$173	$176	$164	$171
Ratios (as a percentage of average net assets):	[TBU]
Expenses before reductions	[TBU]	1.79	1.54	1.38	1.41	1.57	1.62	1.93
Expenses including reductions(7)	[TBU]	1.78	1.53	1.37	1.41	1.57	1.62	1.93
Net investment income	[TBU]	7.75	7.70	7.94	8.00	9.65	9.63	11.33
Portfolio turnover (%)	[TBU]	62	74	71	61	56	45	71
Senior securities	[TBU]
Total value of APS outstanding (in millions)	[TBU]	—	—	—	—	—	—	—
Involuntary liquidation preference per unit (in thousands)	[TBU]	—	—	—	—	—	—	—
Average market value per unit (in thousands)	[TBU]	—	—	—	—	—	—	—
Asset coverage per unit(11)	[TBU]	—	—	—	—	—	—	—
Total debt outstanding end of period (in millions)	[TBU]	$87	$87	$87	$86	$86	$88	$80
Asset coverage per $1,000 of APS(10)	[TBU]	—	—	—	—	—	—	—
Asset coverage per $1,000 of debt(14)	[TBU]	—	$2,741	$2,979	$3,013	$3,054	$2,871	$3,136

COMMON SHARES Period ended	10-31-09		10-31-08	(1)	12-31-07
Per share operating performance
Net asset value, beginning of period	$14.51		$19.21		$19.90
Net investment income(2)	1.70		1.49		1.89
Net realized and unrealized gain (loss) on investments	3.51		(4.80)		(0.72)
Distributions to Auction Preferred Shares (APS)	—		(0.19)		(0.55)
Total from investment operations	5.21		(3.50)		0.62
Less distributions to common shareholders
From net investment income	(1.69)		(1.20)		(1.31)
Net asset value, end of period	—		$14.51		$19.21
Per share market value, end of period	—		$13.46		$17.01
Total return at net asset value (%)(4)	$18.03		(18.78	)(6)	3.73
Total return at market value (%)(4)	$17.73		(14.91	)(6)	(4.00)
Ratios and supplemental data	39.26
Net assets applicable to common shares, end of period (in millions)	47.62		$121		$160
Ratios (as a percentage of average net assets):
Expenses	$152		2.25	(8)	1.16	(9)
Net investment income			9.93	(8)	9.55	(10)
Portfolio turnover (%)	2.43		37		46
Senior securities	2.43
Total value of APS outstanding (in millions)	11.34		—		$86
Involuntary liquidation preference per unit (in thousands)	72	(16)	—		25
Average market value per unit (in thousands)			—	(12	25
Asset coverage per unit(11)	—		—		$71,364
Total debt outstanding end of period (in millions)	—		$58		—
Asset coverage per $1,000 of APS(13)	—		—		$2,856
Asset coverage per $1,000 of debt(14)	—		$3,090		—

(1)	For the ten-month period ended 10-31-08. The Fund changed its fiscal year end from December 31 to October 31.
(2)	Based on the average daily shares outstanding.
(3)	Less than $0.005 per share.
(4)
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

(5)	Total returns would have been lower had certain expense not been reduced during the applicable periods.
(6)	Not annualized.
(7)
Expenses including reductions excluding interest expense were 1.06%, 1.05%, 1.07%, 1.07%, 1.04% 1.12%, 1.43% and 1.42% for the periods ended 10-31-15, 10-31-14, 10-31-13, 10-31-12, 10-31-11, 10-31-10, 10-31-09 and 10-31-08, respectively.

(8)	Annualized.
(9)
Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of expenses would have been 0.76% and 0.77% for the years ended 12-31-07 and 12-31-06, respectively.

(10)
Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratios of net investment income would have been 6.26% and 5.77% for the years ended 12-31-07 and 12-31-06, respectively.

(11)
Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

(12)	In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to redeem the APS. The redemption of all APS was completed on 6-12-08.
(13)	Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end.
(14)
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end. As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a consistent measure of leverage.

(15)	Unaudited.
(16)	The portfolio turnover rate, including the effect of “TBA” (to be announced) securities for the year ended 10-31-09 was 100%.

Market and Net Asset Value Information

The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “JHI” and commenced trading on the NYSE in 1971.

The Fund’s Common Shares have traded both at a premium and at a discount to its net asset value (“NAV”). The Fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors—General Risks—Market Discount Risk.”

The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Fund’s Common Shares were trading as of such date. NAV is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time). See “Determination of Net Asset Value” for information as to the determination of the Fund’s NAV.

	Market Price		NAV per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low

Fiscal Quarter Ended	High	Low	High	Low	High	Low

January 31, 2016	$15.23	$13.38	$17.30	$15.35	(11.97)%	(12.83)%
April 30, 2016	$15.77	$13.76	$17.10	$15.34	(7.78)%	(10.30)%
July 31, 2016	$17.34	$15.36	$17.78	$17.07	(2.47)%	(10.02)%
October 31, 2016	$17.75	$16.36	$18.19	$17.78	(2.42)%	(7.99)%
January 31, 2017	$17.19	$15.94	$17.86	$17.56	(3.75)%	(9.23)%
April 30, 2017	$[TBU]	$[TBU]	$[TBU]	$[TBU]	[TBU]%	[TBU]%
July 31, 2017	$[TBU]	$[TBU]	$[TBU]	$[TBU]	[TBU]%	[TBU]%
October 31, 2017	$[TBU]	$[TBU]	$[TBU]	$[TBU]	[TBU]%	[TBU]%
January 31, 2018	$[TBU]	$[TBU]	$[TBU]	$[TBU]	[TBU]%	[TBU]%

The last reported sale price, NAV per share and percentage discount to NAV per share of the Common Shares as of February 16, 2018 were $[TBU], $[TBU] and [TBU]%, respectively. As of February 16, 2018, the Fund had [TBU] Common Shares outstanding and net assets of the Fund were $[TBU].

The Fund

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on October 26, 1970 as a Delaware corporation and was reorganized on October 5, 1984 as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust (as amended and restated from time to time, the “Declaration of Trust”). The Fund commenced operations following an initial public offering on January 29, 1971, pursuant to which the Fund issued an aggregate of 5,500,000 Common Shares of beneficial interest, $1.00 par value. The Fund’s principal office is located at 601 Congress Street, Boston, Massachusetts 02210 and its phone number is 800-225-6020.

The following provides information about the Fund’s outstanding securities as of October 31, 2017.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares, no par value	Unlimited	[TBU]	[TBU]

Use of Proceeds

Subject to the remainder of this section, and unless otherwise specified in a Prospectus Supplement, the Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus in accordance with its investment objectives and policies as described under “Investment Objectives” and “Investment Strategies” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

Investment Objectives

The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental policies and may be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Investment Strategies

The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits. The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The Fund may purchase mortgage-backed securities. The Fund also may purchase and sell derivative instruments.  In addition, the Fund may invest in repurchase agreements.

At least 30% of Fund’s net assets (plus borrowings for investment purposes) will be represented by (a) debt securities which are rated, at the time of acquisition, investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Ratings Services (“S&P”)) or in unrated securities determined by the Subadvisor to be of comparable credit quality, (b) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (c) cash or cash equivalents. The remaining 70% of the Fund’s net assets (plus borrowings for investment purposes) may be invested in debt securities of any credit quality, including securities rated below investment grade (i.e., rated “Ba” or lower by Moody’s or “BB” or lower by S&P). Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s ability to pay interest and repay principal and are commonly referred to as “junk bonds” or “high yield securities.” While the Fund focuses on intermediate- and longer-term debt securities, the Fund may acquire securities of any maturity and is not subject to any limits as to the average maturity of its overall portfolio.

Securities rated “BBB” by S&P are regarded by S&P as having an adequate capacity to pay interest or dividends and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest or dividends and repay capital or principal for securities in this category than in higher rating categories. Securities rated “Baa” by Moody’s are considered by Moody’s as medium to lower medium grade securities; they are neither highly protected nor poorly secured; interest or dividend payments and capital or principal security, as the case may be, appear to Moody’s to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and, in the opinion of Moody’s, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered highly speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. Securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal may be moderate and not well safeguarded during both good and bad times. Securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments over the long term may be low, and such securities are more vulnerable to nonpayment than obligations rated BB or Ba. Adverse business, financial or economic conditions will likely impair the issuer’s capacity or willingness to meet its financial commitments. The descriptions of the investment grade rating categories by Moody’s and S&P, including a description of their speculative characteristics, are set forth in the SAI. All references to securities ratings by Moody’s and S&P in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (e.g., “Baa1”, “Baa2” and “Baa3” in the case of Moody’s and “BBB+”, “BBB” and “BBB-” in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event of such security downgrade, the Fund will sell the portfolio security as soon as the Subadvisor believes it to be prudent to do so in order to again cause the Fund to be within the percentage and ratings limitations set forth in this Prospectus. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

In managing the Fund’s portfolio, the Subadvisor concentrates first on sector selection by deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the Subadvisor tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months. In choosing individual securities, the Subadvisor uses bottom-up research to find securities that appear comparatively undervalued. The Subadvisor looks at bonds of all quality levels and maturities from many different issuers, potentially including U.S. dollar-denominated securities of foreign corporations and governments. There can be no assurance that the Fund will achieve its investment objectives.

PORTFOLIO INVESTMENTS

Corporate debt securities

The Fund invests in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. government and foreign government securities

U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government. U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the U.S. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises, but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Others may be supported by: (i) the right of the issuer to borrow from the U.S. Treasury; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations; or (iii) only the credit of the issuer. Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of the Fund to enforce its rights against the foreign government issuer. As with other fixed-income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities, and include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

Like other fixed-income securities, U.S. government securities are subject to market risk and their market values typically will change as interest rates fluctuate. For example, the value of the Fund’s investment in U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

Mortgage-backed securities

The Fund may invest in mortgage-backed securities which represent participation interests in pools of adjustable and fixed rate mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment scenarios, the Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking in” a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. Government-sponsored entities such as the FHLMC, FNMA and FHLB, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

The Fund’s investments in mortgage-backed securities may include conventional mortgage pass through securities and certain classes of multiple class collateralized mortgage obligations (“CMOs”). In order to reduce the risk of prepayment for investors, CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which the Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class (“PAC”) and target amortization class (“TAC”) securities.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.”

Illiquid securities

The Fund may invest up to 20% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For this purpose, “illiquid securities” may include certain securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act and securities offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. If the Board of Trustees (the “Board”) determines, based upon a continuing review of the trading markets for specific Section 4(a)(2) commercial paper or Rule 144A securities, that these instruments are liquid, they will not be subject to the 20% limit on illiquid investments. The Board has adopted guidelines and delegated to the Advisor the daily function of determining the monitoring and liquidity of restricted securities. The Board will, however, retain sufficient oversight and be ultimately responsible for these determinations. The Board will carefully monitor the Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 20% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.

Equity securities

The Fund may invest up to 20% of its assets in preferred securities and common stocks. The Fund may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund normally will invest in such securities when the Subadvisor believes that they will provide a sufficiently high yield to attain the Fund’s investment objectives. The Fund also may purchase income producing securities which are convertible into or come with rights to purchase preferred securities and common stocks.

Fixed rate preferred securities have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred securities are convertible into other equity securities. Perpetual preferred securities provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred securities provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired as of a future date. The value of fixed rate preferred securities can be expected to vary inversely with interest rates.

Adjustable rate preferred securities have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred securities. Some adjustable rate preferred securities have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred securities pay dividends that adjust based upon periodic auctions. Such preferred securities are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred securities at its liquidation value in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred securities’ dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of auction rate preferred securities generally provide that they are redeemable by the issuer at certain times or under certain conditions.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred securities and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund expects generally to focus more on the security’s dividend paying capacity than on its potential for capital appreciation.

Non-U.S. securities

While the Fund primarily invests in the securities of U.S. issuers, the Fund may invest in securities of corporate and governmental issuers located outside the U.S., including emerging market issuers. The Fund may invest up to 30% of its total assets in securities that are denominated in foreign currencies.

Sovereign debt obligations

The Fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

Money market instruments

Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the U.S., and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the U.S. federal agency or instrumentality itself.

Hedging and interest rate transactions

The Fund may, but is not required to, use various hedging and interest rate transactions described below to mitigate risks or facilitate portfolio management. Such transactions are regularly used by many mutual funds and other institutional investors. Although the Subadvisor seeks to use these practices to further the Fund’s investment objectives, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income, interest rate and equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any preferred shares issued by the Fund, manage the effective maturity or duration of the Fund’s portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund does not engage in these transactions for speculative purposes.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use Strategic Transactions depends on the Subadvisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use to the benefit of the Fund of Strategic Transactions may result in a loss greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the SAI.

TEMPORARY DEFENSIVE STRATEGIES

There may be times when, in the Subadvisor’s judgment, conditions in the securities markets would make pursuit of the Fund’s investment strategy inconsistent with achievement of the Fund’s investment objectives. At such times, the Subadvisor may employ alternative strategies primarily to seek to reduce fluctuations in the value of the Fund’s assets. In implementing these temporary defensive strategies, depending on the circumstances, the Fund may invest an unlimited portion of its portfolio in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. It is impossible to predict when, or for how long, the Fund may use these alternative strategies.

ADDITIONAL PORTFOLIO INVESTMENTS

Structured securities

The Fund may invest in structured securities including notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities also may be more volatile, less liquid and more difficult to price accurately than less complex fixed-income investments.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in a forward commitment or when-issued transaction, the Fund relies on the issuer or seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date that the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Repurchase agreements

The Fund may enter into repurchase agreements. In a repurchase agreement the Fund would buy a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. government securities. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Reverse repurchase agreements

The Fund may enter into “reverse” repurchase agreements. To the extent permitted under the 1940 Act, and related guidance of the SEC and its staff, under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Fund maintains liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. A reverse repurchase agreement may be considered a form of leveraging and may increase fluctuations in a fund’s NAV per share.

The Fund intends to use reverse repurchase agreements to obtain investment leverage either alone and/or pursuant to the LA. To the extent permitted under the LA, in a reverse repurchase transaction, the Fund temporarily transfers possession of a portfolio instrument to another party in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. The value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction and, during the life of the reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In engaging in a reverse repurchase transaction, the Fund may transfer (“sell”) any of its portfolio securities to a broker-dealer, bank or another financial institution counterparty. Each such counterparty must be approved by the Fund. In accordance with guidance from the SEC and its staff from time to time in effect, the Fund will pledge, earmark or segregate liquid assets equal to repayment obligations under the reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund also will continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund may designate any or all securities as ineligible for reverse repurchase transactions with any counterparty, whether or not such securities are currently the subject of any such transaction, for any reason. Under the procedures established by the Trustees, the Advisor will monitor the creditworthiness of the Fund’s reverse repurchase agreement counterparties.

Asset-backed securities

The Fund may invest in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Brady bonds

The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements the IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

REITs

The Fund may invest in common and preferred interests in real estate investment trusts (“REITs”). REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gain by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Other investment companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risk Factors—Leverage Risk.” The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

OTHER INVESTMENT POLICIES

Borrowing

The Fund may use leverage to the extent permitted by the 1940 Act, this Prospectus, and the LA. The Fund is authorized to utilize leverage through borrowings, reinvestment of securities lending collateral or repurchase agreement proceeds, and/or the issuance of preferred shares, including the issuance of debt securities. The Fund is party to the LA as described in “—Description of Capital Structure—Liquidity Facility.” Borrowings, together with the issuance of preferred shares, or other “senior securities” as that term is defined in the 1940 Act, may not be in an aggregate amount that would, immediately after giving effect to the drawdown, exceed 33 1/3% of the Fund’s total assets (including any assets attributable to financial leverage from senior securities) minus the sum of accrued liabilities (other than liabilities from senior securities).

Portfolio turnover

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Subadvisor, investment considerations warrant such action. Short term trading may have the effect of increasing portfolio turnover rate. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gain. The portfolio turnover rate for the Fund for the fiscal years ended October 31, 2017 and October 31, 2016 was [TBU%] and 62%, respectively. The success of short-term trading will depend upon the ability of the Subadvisor to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. There can be no assurance that the Subadvisor will be successful in that evaluation. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous U.S. federal tax rates. See “Investment Strategies” and “U.S. Federal Income Tax Matters.”

Securities loans

The Fund is party to the LA as described in “—Description of Capital Structure—Liquidity Facility.” The Fund may seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of total assets. In such transactions, the borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the dividends, interest, capital gains, and/or other distributions received on investment of cash collateral in short-term obligations of the U.S. government, cash equivalents (including shares of a fund managed by the Fund’s investment adviser or an affiliate thereof), or other investments consistent with the Fund’s investment objective, policies, and restrictions, or receives a fee from the borrower. If the Fund receives a fee in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction for corporate shareholders. As a result of investing such cash collateral in such investments, the Fund will receive the benefit of any gains and bear any losses generated by such investments. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund with respect to matters materially affecting the Fund’s investment. The Fund may also call a loan in order to sell the securities involved. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower commence an action relating to bankruptcy, insolvency or reorganization. The use of securities lending collateral to obtain leverage in the Fund’s investment portfolio may subject the Fund to greater risk of loss than the use of traditional securities lending to earn incremental income via investing collateral solely in short-term U.S. government securities or cash equivalents.

Foreign currency transactions

The value of non-U.S. assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Fund may (but is not required to) engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when the Advisor or the Subadvisor deems appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.

Additionally, when the Advisor or the Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor or the Subadvisor determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts also may be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gain earned on any of the Fund’s foreign currency transactions generally will be treated as fully taxable income (i.e., income other than tax-advantaged dividends).

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There also is the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.

USE OF LEVERAGE BY THE FUND

The Fund may use leverage to the extent permitted by the 1940 Act, this Prospectus, and the LA. The Fund is authorized to utilize leverage through borrowings, reinvestment of securities lending collateral or repurchase agreement proceeds, and/or the issuance of preferred shares, including the issuance of debt securities. See “—Other Investment Policies—Borrowing.” The Fund is party to the LA as described in “—Description of Capital Structure—Liquidity Facility.”

The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s NAV and the market price of the Fund’s Common Shares and higher expenses. Because the Advisor’s fee is based upon a percentage of the Fund’s managed assets, the Advisor’s fee will be higher if the Fund is leveraged and the Advisor will have an incentive to leverage the Fund. The Advisor intends only to leverage the Fund when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the offering.

At October 31, 2017, the Fund had borrowings under the LA of $[TBU]. The average daily loan balance, weighted average interest rate and maximum daily loan outstanding for the year ended October 31, 2017, including borrowings under a prior credit facility discussed below, were as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$[TBU]	[TBU]%	$[TBU]

The Fund’s borrowings under the LA as of October 31, 2017 equaled approximately [TBU]% of the Fund’s total assets (including the proceeds of such leverage). The Fund’s asset coverage ratio as of October 31, 2017 was [TBU]%. See “—Other Investment Policies—Borrowing” for a brief description of the Fund’s liquid facility agreement.

Assuming the utilization of leverage in the amount of [TBU]% of the Fund’s total assets and an annual interest rate of [TBU]% payable on such leverage based on market rates as of October 31, 2017, the additional income that the Fund must earn (net of expenses) in order to cover such leverage is approximately $[TBU]. Actual costs of leverage may be higher or lower than that assumed in the previous example. Under normal market conditions, interest charged under the LA is at the rate of one-month LIBOR plus 0.60%.

Following an offering of additional Common Shares from time to time, the Fund may increase the amount of leverage outstanding. The Fund may engage in additional borrowings, securities lending, and reverse repurchase agreements in order to maintain the Fund’s desired leverage ratio. Leverage creates a greater risk of loss, as well as a potential for more gain, for the Common Shares than if leverage was not used. Interest on borrowings may be at a fixed or floating rate and generally will be based on short-term rates. The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the Common Shareholders. As long as the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to Common Shareholders. Conversely, if the Fund’s return on such assets is less than the cost of leverage and other Fund expenses, the return to the Common Shareholders will diminish. To the extent that the Fund uses leverage, the NAV and market price of the Common Shares and the yield to Common Shareholders will be more volatile. The Fund’s leveraging strategy may not be successful. See “Risk Factors—Leverage Risk.”

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately [TBU]% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s investment portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical. Actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Shares Total Return	[TBU]%	[TBU]%	[TBU]%	[TBU]%	[TBU]%

Risk Factors

The principal risks of investing in the Fund are summarized in the Prospectus Summary above.  Below are descriptions of the main factors that may play a role in shaping the Fund’s overall risk profile. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the Fund’s Statement of Additional Information (SAI).

General Risks

CYBERSECURITY AND OPERATIONAL RISK

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the fund’s investments to lose value.

The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failure or inadequate processes and technology or system failures.

INVESTMENT AND MARKET RISK

An investment in Common Shares is subject to investment and market risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which generally are traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

TAX RISK

To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter; and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gain). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to the shareholders as ordinary income. To the extent designated by the Fund, such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders, provided that in each case the shareholder meets applicable holding period requirements. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gain for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gain generally would be treated as a return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Service’s (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include further increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code. See “U.S. Federal Income Tax Matters.”

No assurance can be given as to what percentage of the distributions paid on Common Shares, if any, will consist of long-term capital gain or what the tax rates on various types of income will be in future years. See “U.S. Federal Income Tax Matters.”

DISTRIBUTION RISK

There can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at current levels or increase over time. The quarterly distributions shareholders receive from the Fund are derived from the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized gain on equity securities investments. If stock market volatility and/or stock prices decline, the premiums available from writing call options and writing put options on individual stocks likely will decrease as well. Payments to purchase put options and to close written call and put options will reduce amounts available for distribution. Net realized gain on the Fund’s stock investments will be determined primarily by the direction and movement of the stock market and the equity securities held. The Fund’s cash available for distribution may vary widely over the short- and long-term. If, for any calendar year, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors.

PORTFOLIO TURNOVER RISK

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Subadvisor, investment considerations warrant such action. Higher rates of portfolio turnover likely would result in higher brokerage commissions and may generate short-term capital gain taxable as ordinary income, which may have a negative impact on the Fund’s performance over time. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

DEFENSIVE POSITIONS RISK

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

INTEREST RATE RISK

Interest rate risk is the risk that fixed-income securities such as debt securities and preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investments in debt securities and preferred securities means that the NAV and market price of the Common Shares will tend to decline if market interest rates rise. Given the historically low level of interest rates in recent years and the likelihood that interest rates will increase when the national economy strengthens, the risk of the potentially negative impact of rising interest rates on the value of the Fund’s portfolio may be significant. In addition, the longer the average maturity of the Fund’s portfolio of debt securities, the greater the potential impact of rising interest rates on the value of the Fund’s portfolio and the less flexibility the Fund may have to respond to the decreasing spread between the yield on its portfolio securities.

During periods of declining interest rates, an issuer may exercise its option to prepay principal of debt securities or to redeem preferred securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.

INFLATION RISK

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Common Shares and distributions thereon can decline.

LEVERAGE RISK

By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund’s liability is fixed, greater volatility in the Fund’s NAV and the market price of the Fund’s Common Shares and higher expenses. Since the Advisor’s fee is based upon a percentage of the Fund’s managed assets, the Advisor’s fee will be higher if the Fund is leveraged and the Advisor will have an incentive to leverage the Fund. The Board will monitor this potential conflict. The Advisor intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the offering.

The Fund is authorized to utilize leverage through borrowings, reinvestment of securities lending collateral or repurchase agreement proceeds, and/or the issuance of preferred shares, including the issuance of debt securities. The Fund is party to the LA as described in “—Description of Capital Structure—Liquidity Facility.”

The Fund utilizes the LA to increase its assets available for investment. When the Fund leverages its assets, Common Shareholders bear the fees associated with the liquidity facility and have the potential to benefit or be disadvantaged from the use of leverage. In addition, the fee paid to the Advisor is calculated on the basis of the Fund’s average daily managed assets, including proceeds from borrowings and/or the issuance of preferred shares, so the fee will be higher when leverage is utilized, which may create an incentive for the Advisor to employ financial leverage. Consequently, the Fund and the Advisor may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the Common Shareholders, including:

•	the likelihood of greater volatility of NAV and market price of Common Shares;

•	fluctuations in the interest rate paid for the use of the LA;

•	increased operating costs, which may reduce the Fund’s total return;

•	the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•	the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the returns derived from securities purchased with proceeds received from leverage exceed the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Advisor, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of a borrowing program and/or an offering of preferred shares would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that the liquidity facility agreement is terminated due to the occurrence of one or more events of default under the LA. If the LA is terminated in such circumstances, the Fund would be subject to additional risk that it would be unable to timely, or at all, obtain replacement financing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a liquidity facility; either of these requirements will increase the cost of borrowing over the stated interest rate. To the extent that the Fund borrows through the use of reverse repurchase agreements, it would be subject to a risk that the value of the portfolio securities transferred may substantially exceed the purchase price received by the Fund under the reverse repurchase agreement transaction. Alternatively, during the life of any reverse repurchase agreement transaction, the Fund may be required to transfer additional securities if the market value of those securities initially transferred declines. In addition, capital raised through borrowing or the issuance of preferred shares will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs, which will be borne by the Common Shareholders, and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on Common Shares in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowing. Under the current LA, the Fund is subject to covenants that include, but are not limited to, certain minimum net asset value and collateral requirements, as well as a requirement to provide timely certain financial information to the lender. The Advisor does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objectives and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forego investments that the Advisor otherwise views as favorable.

The extent that the Fund employs leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Advisor’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

MARKET DISCOUNT RISK

The Fund’s Common Shares will be offered only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded at both a premium and at a discount to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase, assuming a stable NAV.

SECONDARY MARKET FOR THE COMMON SHARES

The issuance of new Common Shares may have an adverse effect on the secondary market for the Common Shares. When Common Shares are trading at a premium, the Fund may issue new Common Shares of the Fund. The increase in the amount of the Fund’s outstanding Common Shares resulting from the offering of new Common Shares may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares through its dividend reinvestment plan. Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

The voting power of current Common Shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the proceeds of such offering are unable to be invested as intended, the Fund’s per Common Share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on the Subadvisor’s ability to pursue the Fund’s investment objectives. The Subadvisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that it will produce the desired results. The Subadvisor’s securities selections and other investment decisions might produce a loss or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Subadvisor, then the Subadvisor may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

ECONOMIC AND MARKET EVENTS RISK

Events in the certain sector historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not born out.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including in North Korea, Venezuela, Syria, and other areas of the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

NATURAL DISASTERS AND ADVERSE WEATHER CONDITIONS

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

CHANGES IN U.S. LAW

Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Advisor, the Subadvisor and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

ANTI-TAKEOVER PROVISIONS

The Fund’s Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-takeover provisions.”

Strategy Risks

CREDIT AND COUNTERPARTY RISK

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; the ability to borrow from the U.S. Treasury; only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Services, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, the Fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

CORPORATE DEBT SECURITIES RISK

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. GOVERNMENT SECURITIES RISK

The Fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

FIXED-INCOME SECURITIES RISK

Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after the Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by Standard and Poor’s Ratings Services and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Recent Fixed-Income Market Events. In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets.

LOWER-RATED AND HIGH-YIELD FIXED-INCOME SECURITIES RISK

Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to the same risks as other fixed-income securities but have greater credit quality risk and may be considered speculative. In addition, lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by Standard and Poor’s Ratings Services) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager’s own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors, and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by the Fund have a compounding effect, which will increase the yield to shareholders as compared with debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass through types of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations (CMOs). The Fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Mortgage Dollar Rolls.  Under a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time the Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The Fund may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in the Fund’s NAV per share, the Fund will cover the transaction as described above.

EQUITY SECURITIES RISK

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of the Fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund is invested declines, or if overall market and economic conditions deteriorate. An issuer’s financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Preferred and convertible securities risk. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

LIQUIDITY RISK

The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

NON-U.S. INVESTMENT RISK

Funds that invest in securities traded principally in securities markets outside the U.S. are subject to additional and more varied risks, as the value of non-U.S. securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There generally are higher commission rates on non-U.S. portfolio transactions, transfer taxes, higher custodial costs and the possibility that non-U.S. taxes will be charged on dividends and interest payable on non-U.S. securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a non-U.S. security. All funds that invest in non-U.S. securities are subject to these risks. Some of the non-U.S. investment risks also are applicable to funds that invest a material portion of their assets in securities of non-U.S. issuers traded in the U.S.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

SOVEREIGN DEBT OBLIGATIONS RISK

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt), whether denominated in U.S. dollars or a foreign currency, involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors also may be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

BRADY BONDS RISK

Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

REAL ESTATE INVESTMENT TRUSTS (“REITS”) RISK

REITs are subject to risks associated with the ownership of real estate. Some REITs experience market risk and liquidity risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property.

REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or to maintain their exemptions from registration under the Investment Company Act of 1940 (1940 Act). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

REVERSE REPURCHASE AGREEMENT RISK

Reverse repurchase agreement transactions involve the risk that the market value of the securities that the Fund is obligated to repurchase under such agreements may decline below the repurchase price. Any fluctuations in the market value of either the securities transferred to the other party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets, thereby potentially increasing fluctuations in the market value of the Fund’s assets. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds received under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

WARRANTS RISK

Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

HEDGING, DERIVATIVES AND OTHER STRATEGIC TRANSACTIONS RISK

The ability of the Fund to utilize hedging, derivatives and other strategic transactions to benefit the Fund  will depend in part on the Subadvisor’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select the Fund’s securities. Even if the Subadvisor only uses hedging and other strategic transactions in the Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to the Fund. The amount of loss could be more than the principal amount invested. These transactions also may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised.

The Fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options, futures contracts, options on futures contracts, foreign currency forward contracts and swap agreements (including, but not limited to, interest-rate swaps, total return swaps, credit default swaps and swaps on exchange-traded funds). Examples of derivative instruments include currency forwards, futures (including currency futures), credit default swaps, options and market access products including zero strike options and zero strike warrants. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. The Fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of the Fund to various securities, markets and currencies without the Fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gain or loss in response to market changes. To limit leverage risk, the Fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the Fund may utilize, refer to the SAI.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objectives.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes the Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent the Fund contracts with a limited number of counterparties, the Fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The Fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit the Fund’s ability to pursue its investment strategies.

The following is a list of certain derivatives and other strategic transactions that the Fund may utilize and the main risks associated with each of them:

•
Credit default swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

•
Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

•
Foreign currency swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

•
Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

•
Interest-rate swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk and risk of disproportionate loss are the principal risks of engaging in transactions involving interest-rate swaps.

•
Options and currency option. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options, including currency options. Counterparty risk does not apply to exchange-traded options.

•
Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps, including credit default swaps and total return swaps.

Given the risks described above, an investment in Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Management of the Fund

TRUSTEES

The overall management of the Fund, including supervision of the duties performed by the Advisor and the Subadvisor, is the responsibility of the Board of Trustees, under the laws of The Commonwealth of Massachusetts and the 1940 Act. The Board of Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Advisor and Subadvisor. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Those Responsible for Management” in the SAI.

A discussion regarding the basis for the Trustees’ approval of the Advisory Agreement and the Subadvisory Agreement (each, as defined below) is available in the Fund’s most recent annual shareholder report for the period ended October 31.

THE ADVISOR

The Advisor is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210 and serves as the Fund’s investment advisor. The Advisor is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Founded in 1968, the Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or the “Company”). Manulife Financial is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries. John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

The Advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Advisor offers investment solutions managed by institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. The Advisor has been managing closed-end funds since 1971. As of December 31, 2017, the Advisor had total assets under management of approximately $[TBU].

Subject to general oversight by the Board of Trustees, the Advisor manages and supervises the investment operations and business affairs of the Fund. The Advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the Fund’s portfolio assets subject to oversight by the Advisor. In this role, the Advisor has supervisory responsibility for managing the investment and reinvestment of the Fund’s portfolio assets through proactive oversight and monitoring of the Subadvisor and the Fund, as described in further detail below. The Advisor is responsible for developing overall investment strategies for the Fund and overseeing and implementing the Fund’s continuous investment program and provides a variety of advisory oversight and investment research services. The Advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.

Established in 1887, Manulife Financial is a Canada-based financial services group with principal operations in Asia, Canada and the U.S. Its international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients. It also provides asset management services to institutional customers. Funds under management by Manulife Financial and its subsidiaries were C$[TBU] billion (US $[TBU] billion) as at December 31, 2017. The Company operates as Manulife Financial in Canada and Asia and primarily as John Hancock in the United States.

Advisory Agreement. The Fund entered into an investment management contract dated July 1, 2009 (the “Advisory Agreement”) with the Advisor. As compensation for its advisory services under the Advisory Agreement, the Advisor receives a fee from the Fund, calculated and paid daily, at an annual rate of the Fund’s average daily managed assets. “Managed assets” means, for the purposes of calculating the advisory fee, the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is not a liability.

Pursuant to the Advisory Agreement and subject to the general supervision of the Trustees, the Advisor selects, contracts with, and compensates the Subadvisor to manage the investments and determine the composition of the assets of the Fund. The Advisor does not itself manage any of the Fund’s portfolio assets but has ultimate responsibility to oversee the Subadvisor and recommend its hiring, termination and replacement. In this capacity, the Advisor monitors the Subadvisor’s management of the Fund’s investment operations in accordance with the investment objectives and related investment policies of the Fund, reviews the performance of the Subadvisor and reports periodically on such performance to the Board.

Service Agreement. The Fund entered into a management-related service contract dated July 1, 2009 and re-executed on January 1, 2014 (the “Service Agreement”) with JHA, under which the Fund receives Non-Advisory Services. These “Non-Advisory Services” include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, project management office, EDGAR conversion and filing, graphic design, and other services that are not investment advisory in nature. JHA is reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.

THE SUBADVISOR

Subadvisory Agreement. The Advisor entered into a Subadvisory Agreement dated December 31, 2005 with the Subadvisor (the “Subadvisory Agreement”). The Subadvisor is responsible for the day-to-day management of the Fund’s portfolio investments. The Subadvisor, organized in 1968, is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial, a publicly held, Canadian-based company). As of December 31, 2017, the Subadvisor had total assets under management of approximately $[TBU]. The Subadvisor is located at 101 Huntington Avenue, Boston, Massachusetts 02199.

Under the terms of the Subadvisory Agreement, the Subadvisor is responsible for managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Board and the Advisor. For services rendered by the Subadvisor under the Subadvisory Agreement, the Advisor (and not the Fund) pays the Subadvisor a fee.

PORTFOLIO MANAGERS

Below is a list of the Fund’s investment management team at the Subadvisor, listed in alphabetical order, which includes a brief summary of their business careers during the past five years. These managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the Fund, see the SAI.

John F. Addeo, CFA

Chief Investment Officer, US Fixed-Income, John Hancock Asset Management since 2012
Investment Officer, Portfolio Manager/Analyst, High Yield Bond Group, MFS Investment Management (1998—2012)
Began business career in 1984
Joined Fund team in 2013

Jeffrey N. Given, CFA

Senior Managing Director, John Hancock Asset Management since 2012
Managing Director, John Hancock Asset Management (2005—2012)
Second Vice President, John Hancock Advisers LLC (1993—2005)
Began business career in 1993
Joined Fund team in 1999

Dennis F. McCafferty, CFA

Managing Director, John Hancock Asset Management since 2009
Investment analyst, John Hancock Asset Management (2008—2009)
Principal and senior analyst, Pardus Capital Management (2005—2008)
Began business career in 1995
Joined Fund team in 2013

CUSTODIAN AND TRANSFER AGENT

The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and State Street Corporation (“State Street” or the “Custodian”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.

Computershare, Inc., 250 Royall Street, Canton, Massachusetts, 02021, is the transfer agent and dividend disbursing agent of the Fund.

Determination of Net Asset Value

The Fund’s net asset value per Common Share (“NAV”) is normally determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time, on each business day that the NYSE is open) by dividing the Fund’s net assets by the number of Common Shares outstanding. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the Fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund’s Common Shares may be significantly affected on days when a shareholder will not be able to purchase or sell the Fund’s Common Shares.

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the Fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate provided by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are typically valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of open-end investment companies that are not exchange-traded funds (“ETFs”) held by the Fund are valued based on the NAVs of such other investment companies.

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions. Special valuation considerations may apply with respect to the Fund’s “odd-lot” positions, if any, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but the Fund may hold or transact in such securities in smaller, odd lot sizes.

The Pricing Committee engages in oversight activities with respect to the Fund’s pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors.

If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the Fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that the Fund’s NAV reflects the fair market value of the Fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close). The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the Fund’s investment in an open-end investment company that is not an ETF, which (as noted above) is valued at such investment company’s NAV, the prospectus for such investment company explains the circumstances and effects of fair value pricing for that investment company

Distribution Policy

The Fund makes regular quarterly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s (i) investment company taxable income, which includes among other things, dividend and ordinary income after payment of Fund expenses, the excess of net short-term capital gain over net long-term capital loss, and income from certain hedging and interest rate transactions and (ii) net long-term capital gain (gain from the sale of capital assets held longer than one year). The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

Expenses of the Fund are accrued each day. To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund may make a special distribution at or near year-end of such excess amount as may be required. If it does, over time, all of the Fund’s investment company taxable income will be distributed.

If, for any calendar year, as discussed above, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, net investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gain for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gain as a substitute for equivalent cash distributions.

The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the varied nature of the Fund’s investments. If the Fund’s total quarterly distributions in any year exceed the amount of its net investment taxable income for the year, any such excess would be characterized as a return of capital for U.S. federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund’s earnings but, represents a return of part of the Common Shareholder’s investment. If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a return of capital to the extent of the shareholder’s tax basis in Common Shares (thus reducing a shareholder’s adjusted tax basis in his or her Common Shares), and thereafter as capital gain assuming Common Shares are held as a capital asset. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per Share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per Share. Assuming no other transactions during this period, a Common Shareholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gain in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being composed more heavily of long-term capital gain eligible for favorable income tax rates. In the future, the Advisor may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order previously granted by the SEC, which provides an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gain as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Distribution rates are based on projected quarterly cash available for distribution, which may result in fluctuations in quarterly rates. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ NAV.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), distributions of dividends and capital gain are automatically reinvested in Common Shares by Computershare, Inc. (the “Plan Agent”). Every shareholder holding at least one full share of the Fund is automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in Common Shares and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s NAV per share, the Fund will issue Common Shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive Common Shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer Common Shares being acquired than if the Fund had issued new Common Shares.

There are no brokerage charges with respect to Common Shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gain distributions does not relieve participants of any income tax that may be payable on such dividends or distributions even though cash is not received by the participant.

Shareholders participating in the Plan may buy additional Common Shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders also can sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may elect to receive all distributions in cash by withdrawing from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to Computershare, Inc. (Telephone: 800-852-0218 (within the U.S. and Canada), 201-680-6578 (International Telephone Inquiries), and 201-680-6610 (For the Hearing Impaired (TDD)).

Closed-End Fund Structure

Closed-end funds differ from open-end management investment companies (which generally are referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. Mutual funds do not trade on securities exchanges and issue securities redeemable at the option of the shareholder. The continuous outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. Closed-end funds generally are able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities. The Fund’s Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase.

Common shares of closed-end funds frequently trade at prices lower than their NAV. Since inception, the market price of the Common Shares has fluctuated and at times has traded below the Fund’s NAV and at times has traded above the Fund’s NAV. The Fund cannot predict whether in the future the Common Shares will trade at, above or below NAV. In addition to NAV, the market price of the Fund’s Common Shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.

In recognition of the possibility that Common Shares may trade at a discount from their NAV, and that any such discount may not be in the best interest of Common Shareholders, the Board, in consultation with the Advisor, from time to time may review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in Common Shares trading at a price equal to or close to NAV per Common Share. In the event that the Fund conducts an offering of new Common Shares and such offering constitutes a “distribution” under Regulation M, the Fund and certain of its affiliates may be subject to an applicable restricted period that could limit the timing of any repurchases by the Fund.

U.S. Federal Income Tax Matters

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP. The Fund has elected to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its total assets and to distribute substantially all of its net income and net short-term capital gain (after reduction by net long-term capital loss and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain also will be entitled to increase their tax basis in their Common Shares by an amount equal to the deemed distribution less the tax credit. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in Common Shares. Distributions of the Fund’s net realized short-term capital gain will be taxable as ordinary income.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming Common Shares are held as a capital asset). The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the current maximum tax rates applicable to long-term capital gain (including capital gain distributions).

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss incurred in any taxable year beginning on or after December 23, 2010, for an unlimited period to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Further, capital losses carried forward from taxable years beginning on or after December 23, 2010 will retain their character as either short-term or long-term capital losses, rather than being considered all short-term as under previous law. The Fund must use losses that do not expire before it uses losses that do expire, and the Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and would not be distributed as such to shareholders.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure and pays an excise tax.

As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gain. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain loss or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property generally is considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gain on short sales generally are short-term capital gain. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale generally will not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders generally will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gain recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less (currently 39.6%), or (ii) for gain recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions), 20% for individuals in the 39.6% tax bracket, 15% for individuals in the 25% to 35% tax brackets, or 0% for individuals in the 10% or 15% tax brackets. An additional 3.8% Medicare tax will also apply in the case of some individuals.

Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” U.S. federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (28%). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gain and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund’s investments in non-U.S. securities may be subject to foreign withholding taxes on dividends, interest, or capital gain, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the U.S. and certain foreign jurisdictions.

Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and non-U.S. investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Plan of Distribution

The Fund may sell the Common Shares being offered under this Prospectus in any one or more of the following ways: (i) directly to purchasers; (ii) through agents; (iii) to or through underwriters; or (iv) through dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale.

The Fund may distribute Common Shares from time to time in one or more transactions at: (i) a fixed price or prices, which may be changed; (ii) market prices prevailing at the time of sale; (iii) prices related to prevailing market prices; or (iv) negotiated prices; provided, however, that in each case the offering price per Common Share (less any underwriting commission or discount) must equal or exceed the NAV per Common Share.

The Fund from time to time may offer its Common Shares through or to certain broker-dealers, including UBS Securities LLC, that have entered into selected dealer agreements relating to at-the-market offerings.

The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a Prospectus Supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), and describe any commissions the Fund must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable Prospectus Supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.

If any underwriters or agents are used in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the Prospectus Supplement relating to such offering their names and the terms of the Fund’s agreement with them.

If a dealer is utilized in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.

The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the Securities Act. An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.

In order to facilitate the offering of Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, Common Shares or any such other Common Shares in the open market. Finally, in any offering of Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in the offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this Prospectus to third parties in privately negotiated transactions. If the applicable Prospectus Supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this Prospectus and the applicable Prospectus Supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of securities, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of securities. The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable Prospectus Supplement or other offering materials (or a post-effective amendment).

The Fund or one of the Fund’s affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell Common Shares using this Prospectus. Such financial institution or third party may transfer its short position to investors in Common Shares or in connection with a simultaneous offering of other Common Shares offered by this Prospectus or otherwise.

The maximum amount of compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not exceed 8% of the initial gross proceeds from the sale of any security being sold with respect to each particular offering of Common Shares made under a single Prospectus Supplement.

Any underwriter, agent or dealer utilized in the initial offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.

Description of Capital Structure

The Fund is a business trust established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust. The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund holds annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, with or without par value. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of distributions when, and if declared by the Fund. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share is entitled to one vote and each fractional Common Share is entitled to a proportionate fractional vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust. Upon termination of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as the Trustees deem necessary , the Trustees may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and indemnifies shareholders against any such liability. Although shareholders of a business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote. The Fund will not issue Common Share certificates.

The Fund has no current intention to issue preferred shares. However, if at some future time there are any preferred shares outstanding, subject to certain exceptions, the Fund might not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares and any accrued interest on borrowings, if any, have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of any securities representing indebtedness and at least 200% of the aggregate amount of any securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements under a liquidity facility or as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating organization (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes. If the Fund were in the future to issue preferred shares, it would intend, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. Common Shares have no preemptive rights.

LIQUIDITY FACILITY

The Fund has entered into the LA with State Street Bank and Trust Company ("SSB") that allows it to borrow or otherwise access funds through a line of credit, securities lending and reverse repurchase agreements. The Fund pledges its assets as collateral to secure obligations under the LA. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the Fund's authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower or cash is received from the reverse repurchase agreement counterparties. Securities lending transactions (other than reverse repurchase) will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or reverse repurchase transactions is credited against the amounts borrowed under the line of credit.

Upon return of securities by the borrower or reverse repurchase counterparty, SSB will return the cash collateral to the borrower or proceeds from the reverse repurchase transaction, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.

SSB has indemnified the fund for certain losses that may arise if the borrower or a reverse repurchase counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall, but only to the extent that the shortfall is not due to any of the fund's losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the borrower or proceeds from the reverse repurchase counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower or reverse repurchase counterparty fails to return the securities on a timely basis.
Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.60%, and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of October 31, 2017, the Fund had an average daily loan balance of $[TBU] at an average interest rate of [TBU]%.

After the six month anniversary of the effective date of the agreement, the Fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the Fund with 360 days' notice prior to terminating the LA.

By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. See "Liquidity Risk."

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

In recognition of the possibility that Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of the Fund’s shareholders, the Board, in consultation with the Advisor, from time to time may review possible actions to help reduce any such discount. The Board, in consultation with the Advisor, may review the possibility of open market repurchases and/or tender offers for the Common Shares and consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their NAV.

In the event that the Fund conducts an offering of new Common Shares and such offering constitutes a “distribution” under Regulation M, the Fund and certain of its affiliates may be subject to an applicable restricted period that could limit the timing of any repurchases by the Fund.

PREFERRED SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“Preferred Shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The Board has no current intention to issue Preferred Shares.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any Preferred Shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Fund seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the Preferred Shares. The Fund may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares also may enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s Preferred Shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the Preferred Shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, if at any time dividends on the Preferred Shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the Preferred Shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the Preferred Shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the Preferred Shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the Preferred Shares is in arrears.

If the Fund were to issue Preferred Shares, it is expected that the Fund would seek a credit rating for the Preferred Shares from a Rating Agency. In that case, as long as Preferred Shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such Preferred Shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the Preferred Shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the Preferred Shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its total assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to the Preferred Shares by such Rating Agency will be more or less restrictive than as described in this Prospectus.

Certain Provisions in the Declaration of Trust and By-Laws

Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund and provides for indemnification out of the assets of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust provides that the Trustees may amend the Declaration of Trust without Common Shareholder approval to change the name of the Fund or to supply any omission, clear any ambiguity or correct or supplement a defective or inconsistent provision. The Declaration of Trust does not permit amendments that impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Fund or permit assessments upon shareholders.

The By-laws provide that the Trustees have the power, to the exclusion of shareholders, to adopt, alter, amend or repeal any of the By-laws, except for any By-law that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Declaration of Trust, By-laws or applicable law.

ANTI-TAKEOVER PROVISIONS

The Declaration of Trust and By-laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board has considered and approved the following anti-takeover provisions. The following is only a summary and is qualified in its entirety by reference to the Declaration of Trust and By-laws on file with the SEC.

The number of Trustees is currently thirteen, but by action of a majority of the Trustees, the Board may from time to time be increased or decreased. If the Fund issues Preferred Shares, the Fund may establish a separate class for the Trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board.

Generally, the shareholders have power to vote only: (a) for the election of Trustees; (b) with respect to any investment advisory or management contract; (c) with respect to a termination of the Fund; (d) with respect to an amendment of the Declaration of Trust; (e) with respect to a merger, consolidation or sale of assets of the Fund; (f) with respect to incorporation of the Fund; (g) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders; and (h) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust or the By-Laws or by reason of the registration of the Fund or the shares with the SEC or any state or by any applicable law or any regulation or order of the SEC or any state or as the Trustees may consider necessary or desirable. On any matter required or permitted to be voted on by the shareholders, all shares then entitled to vote shall be voted in the aggregate as a single class without regard to class, except (i) when required by the Declaration of Trust, the By-Laws, the 1940 Act, or when the Trustees have determined that any matter to be submitted to a vote of the shareholders affects the rights or interests of the shareholders of one or more classes, if any, materially differently, shares shall be voted by each such affected class individually; and (ii) when the Trustees shall have determined that the matter affects only the interests of one or more classes, then only the shareholders of such affected class shall be entitled to vote thereon.

Additionally, the Fund’s By-laws contain certain provisions that may tend to make a change of control of the Fund more difficult. For example, the By-laws (i) require a shareholder to give written advance notice and other information to the Fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at annual shareholders’ meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or requests a special meeting of shareholders; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the By-laws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the Fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to alter, amend or repeal any provision of the By-laws or to make new By-laws, except where the Declaration of Trust, By-laws or applicable law would also require a shareholder vote to effect such alteration, amendment or repeal.  The foregoing description of the By-laws is qualified in its entirety by the full text of the Amended and Restated By-laws effective as of January 22, 2016, last amended March 10, 2016.

POTENTIAL CONVERSION TO OPEN-END FUND

Conversion of the Fund to an open-end management investment company would require an amendment to the Fund’s Declaration of Trust. Such amendment would require approval by each of the following: (i) a majority of the Trustees then in office, (ii) a majority of the outstanding voting securities, and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

Reports to Shareholders

The Fund sends to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent Registered Public Accounting Firm

[TBU], who has offices at [TBU], is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements.

Additional Information

The Fund has entered into contractual arrangements with various parties that provide services to the Fund, including, among others, the Advisor, Subadvisor, Custodian, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the Fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the Fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred explicitly by federal or state securities laws.

This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-201041). The complete Registration Statement may be obtained from the SEC at sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

The Fund’s Privacy Policy

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). The Fund may share information with unaffiliated third parties that perform various required services, such as transfer agents, custodians and broker/dealers.

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

1,000,000 Shares

John Hancock Investors Trust

Common Shares

PROSPECTUS

March 1, 2018

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

JOHN HANCOCK INVESTORS TRUST

Statement of Additional Information

March 1, 2018

601 Congress Street
Boston, Massachusetts 02210
800-225-6020

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of John Hancock Investors Trust (the “Fund”) dated March 1, 2018 (the “Prospectus”) and any related supplement thereto (“Prospectus Supplements”), which are incorporated herein by reference. This SAI should be read in conjunction with such Prospectus and any related Prospectus Supplements, copies of which may be obtained without charge by contacting your financial intermediary or calling the Fund at 800-225-6020.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus and any related Prospectus Supplements.

Organization of the Fund

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on October 26, 1970 as a Delaware corporation and was reorganized on October 5, 1984 as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust, which was amended and restated effective January 22, 2016 (the “Declaration of Trust”).

John Hancock Advisers, LLC (the “Advisor” or “JHA”) is the Fund’s investment advisor and is registered with the Securities and Exchange Commission (the “SEC”) as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is responsible for overseeing the management of the Fund, including its day-to-day business operations and monitoring the subadvisor. The Advisor has been managing closed-end funds since 1971.

Founded in 1968, the Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or the “Company”). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products, including life insurance, annuities, investments, 401(k) plans, college savings plans, and certain forms of business insurance.  Additional information about John Hancock may be found on the Internet at johnhancock.com.

The Advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Advisor offers investment solutions managed by institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.

Manulife Financial is a leading Canada-based financial services group with principal operations in Asia, Canada and the United States. Operating as Manulife in Canada and Asia, and primarily as John Hancock in the United States, the Manulife Financial group of companies offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents, and distribution partners.

The Fund’s subadvisor is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadvisor”), formerly MFC Global Investment Management (U.S.), LLC and Sovereign Asset Management LLC. The Subadvisor is responsible for the day-to-day management of the Fund’s portfolio investments. The Subadvisor, organized in 1968, is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial).

Additional Investment Policies and Risks

The Fund’s primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that the Fund may engage in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Subadvisor may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objective.

Ratings as Investment Criteria. In general, the ratings of Moody’s and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no guarantee that these institutions will continue to provide ratings. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody’s and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Short-Term Bank and Corporate Obligations. The Fund may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. government or its agencies and commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

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Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Preferred Securities. The Fund may invest in preferred securities. Preferred securities, like common stock, represent an equity ownership in an issuer. Generally, preferred securities have a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred securities do not usually have voting rights. Preferred securities in some instances are convertible into common stock. Although they are equity securities, preferred securities have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred securities must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred securities may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred securities.

Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred securities. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the characterization of dividends as tax-advantaged as described herein.

Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection during which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Investments in Non-U.S. Securities. The Fund may invest directly in the securities of non-U.S. issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities convertible into non-U.S. securities. The Fund may invest up to 30% of its total assets in securities denominated in non-U.S. currencies. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

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An investment in non-U.S. securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Non-U.S. companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Non-U.S. companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of non-U.S. companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Multinational Companies Risk. To the extent that the Fund invests in the securities of companies with foreign business operations, it may be riskier than funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.

Risks of Non-U.S. Securities. Investments in non-U.S. securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about non-U.S. companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, non-U.S. issuers generally are not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.

Because non-U.S. securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the Fund’s net asset value (“NAV”), the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some non-U.S. markets may not be settled promptly so that the Fund’s investments on non-U.S. exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Non-U.S. securities will be purchased in the best available market, whether through OTC markets or exchanges located in the countries where principal offices of the issuers are located. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Fixed commissions on non-U.S. exchanges generally are higher than negotiated commissions on U.S. exchanges; nevertheless, the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain non-U.S. countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments, which could affect United States investments in those countries. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the United States’ economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund’s non-U.S. portfolio securities, may be subject to non-U.S. withholding or other non-U.S. taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets.

The Fund’s ability and decision to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Under present conditions, it is not believed that this consideration will have any significant effect on the Fund’s portfolio strategies.

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European Markets Risk.  Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates.

Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, securities markets would likely be significantly disrupted. In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. With notice given, the negotiation period could last for two years or more, and during that period there might be considerable uncertainty as to the arrangements that might apply to the UK’s relationships with the EU and other countries following its anticipated withdrawal. This long-term uncertainty might affect other countries in the EU and elsewhere. It is also possible that the UK could initiate another referendum on the issue of Brexit, or that various countries within the UK, such as Scotland, could seek to separate and remain a part of the EU.

The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. If implemented, Brexit might negatively affect The City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit would likely create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Further, the UK’s departure from the EU would potentially cause volatility within the EU, which could trigger prolonged economic downturns in certain European countries or spark additional member states to contemplate departing the EU (thereby exacerbating political instability in the region).

Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital.

To the extent that the Fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.

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Negative Interest Rates.  Certain European countries have recently experienced negative interest rates on deposits and debt instruments have traded at negative yields.  A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the U.S.  For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank.

These market conditions may increase the Fund’s exposures to interest rate risk. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

Russian Securities Risk. The United States and the European Union have imposed economic sanctions against companies in certain sectors of the Russian economy, including, but not limited to: financial services, energy, metals and mining, engineering, and defense and defense-related materials. These sanctions could impair the ability of a fund that invests in Russian issuers to continue to invest in such issuers. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, retaliatory measures by the Russian government in response to such sanctions may result in a freeze of Russian assets held by the Fund, thereby prohibiting the Fund from selling or otherwise transacting in these investments. In such circumstances, the Fund might be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of Fund assets might also result in the Fund receiving substantially lower prices for its portfolio securities.

Emerging Markets Risk. In addition, the Fund may invest in the securities of issuers based in countries with “emerging market” economies. Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized, smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Hedging and Other Strategies. Hedging refers to protecting against possible changes in the market value of securities or other assets that the Fund already owns or plans to buy, or protecting unrealized gains in the Fund. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a “long” position by purchasing futures contracts.

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Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

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Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Advisor will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees of the Fund (the “Board”).

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Advisor’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities.

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Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or to facilitate portfolio management. The Fund will not engage in futures or related options for speculative purposes. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. To the extent that the Fund engages in non-hedging transactions in futures contracts and options on futures to facilitate portfolio management, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to facilitate portfolio management, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to manage the Fund’s interest rate exposure on any debt securities or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions only as a hedge or to facilitate portfolio management. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

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Interest Rate Swaps. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the trust receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account by the Fund’s custodian.

Interest Rate Collars, Caps and Floors. The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund’s ability to engage in interest rate swaps.

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which can run between six months and ten years but is typically structured between three and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Advisor to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

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If the Fund enters into a credit default swap, the Fund may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on the Fund’s federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Internal Revenue Code of 1986, as amended (the “Code”).

Warrants and Rights. Warrants and rights generally give the holder the right to receive, upon exercise and prior to the expiration date, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “General Characteristics of Options” above and elsewhere in this SAI. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund’s investment objectives and are permissible under applicable regulations governing the Fund.

Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts. The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a commodity pool operator (“CPO”) under the CEA and is a National Futures Association member firm; however, the Advisor does not act in the capacity of a registered CPO with respect to the Fund.

Although the Advisor is a registered CPO, the Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict the Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options on futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. While many provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have yet to be implemented through rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Likewise, the SEC has proposed regulations that, if adopted, would significantly change the manner in which the Fund must segregate assets to cover its future obligations. The proposed regulations would restrict its ability to enter into derivative transactions for speculative or hedging purposes and would require the Fund’s Board to adopt a derivative risk management and governance framework. These regulations could also limit the ability of the Fund to use these instruments as part of its investment management strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

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Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The portfolio turnover rate for the Fund for the fiscal years ended October 31, 2017 and October 31, 2016 was [TBU]% and 62%, respectively.

Real estate securities. Investing in securities of companies in the real estate industry subjects the Fund to the risks associated with the direct ownership of real estate. These risks include:

•	Declines in the value of real estate;

•	Risks related to general and local economic conditions;

•	Possible lack of availability of mortgage funds;

•	Overbuilding;

•	Extended vacancies of properties;

•	Increased competition;

•	Increases in property taxes and operating expenses;

•	Changes in zoning laws;

•	Losses due to costs resulting from the cleanup of environmental problems;

•	Liability to third parties for damages resulting from environmental problems;

•	Casualty or condemnation losses;

•	Limitations on rents;

•	Changes in neighborhood values and the appeal of properties to tenants;

•	Changes in interest rates; and

•	Liquidity risk.

Therefore, to the extent that the Fund invests a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of the Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity real estate investment trusts (“REITs”) and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

Gaming-Tribal Authority Investments. The Fund may invest in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities. The value of the Fund’s investments in gaming companies is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.

Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as the Fund), could be precluded from judicially enforcing their rights and remedies.

Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including the Fund.

Cybersecurity and Operational Risk. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or a Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Fund. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Advisor, a subadvisor, or the Fund’s other service providers may not be able to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting, or fulfilment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund, the Advisor, a subadvisor, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which the Fund invests, thereby causing the Fund’s investments to lose value.

The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failure or inadequate processes and technology or system failures.

The Advisor, each subadvisor, and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, the Subadvisors, or their affiliates controls the cybersecurity systems of the Fund’s third-party service providers (including the Fund’s custodian), or those of the issuers of securities in which the Fund invests.

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Market Events.  Events in certain sectors have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to : bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits, social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur.  Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates have been unusually low in recent years in the united states and abroad, the Fed’s decision to raise the target fed funds rate in 2017, following a similar move the previous year, and the possibility that the Fed may continue with such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the Fund. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with the prospect of lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Political turmoil within the United States and abroad may also impact the Funds. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including in North Korea, Venezuela, Syria, and other areas of the Middle East, and nationalist unrest in Europe also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Use of Segregated and Other Special Accounts

Use of extensive hedging and other strategic transactions by the Fund will require, among other things, that the Fund post collateral with counterparties or clearinghouses and/or segregate cash or other liquid assets with its custodian, or a designated subcustodian, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.

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In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets under a transaction or series of transactions must be covered at all times by (a) holding the securities, instruments or currency required to meet the Fund’s obligations under such transactions or series of transactions, or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

Call Options. A call option on securities written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to its obligations under the option.

Put Options. A put option on securities written by the Fund will require the Fund to segregate cash or other liquid assets equal to the exercise price.

OTC Options. OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options generally will provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

Currency Contracts. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency generally will require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate cash or other liquid assets equal to the amount of the Fund’s obligations.

Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

Swaps. The Fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. The Fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the Fund. In addition, if it holds a futures contract or a forward contract, the Fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high as or higher than the price of the contract held. Other hedging and strategic transactions also may be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

15

Investment Restrictions

The investment policies and strategies of the Fund described in this SAI and the Prospectus, except for the nine investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions

As referred to above, the following nine investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1)
Issue senior securities, except as permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and the rules and interpretive positions of the Securities and Exchange Commission (the “SEC”) thereunder. Senior securities that the Fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2)	Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(3)
Act as an underwriter, except to the extent that the Fund may be deemed to be an underwriter for the purposes of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the disposition of portfolio securities or purchase any security which is subject to legal or contractual delays in or restrictions on resale if after such purchase more than 50% of the Fund’s total assets would be invested in such securities.

(4)
Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by mortgage or a leasehold interest or other interest in real estate and securities of companies investing in real estate) in accordance with the Fund’s investment objectives.

(5)
Make loans except through the lending of portfolio securities and the purchase of securities in accordance with the Fund’s investment objectives. The Fund does not for this purpose consider repurchase agreements and bank obligations to be the making of a loan.

(6)
Invest in commodities or in commodity contracts or in puts, calls or combinations of both except options on securities and securities indices, and futures contracts on securities and securities indices and options on such futures.

(7)
Invest more than 5% of its total assets taken at market value at the time of purchase in securities of any one issuer, other than obligations of the United States government and its agencies and instrumentalities and repurchase agreements collateralized by such obligations.

(8)	Purchase securities of any issuer if such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(9)
Purchase securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of its investment in such industry would exceed 25% of its total assets taken at market value. For purposes of construing this fundamental restriction No. 9, tax-exempt municipal securities shall not be considered to represent industries.

The Fund does not have a fundamental policy with respect to short sales and purchases on margin.

In regard to restriction (2), the Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings.

16

With respect to restriction (7), a diversified fund, as to at least 75% of the value of its total assets, generally may not, except with respect to government securities and securities of other investment companies, invest more than 5% of its total assets in the securities, or own more than 10% of the outstanding voting securities, of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

For purposes of construing restriction (9), securities of the U.S. government, its agencies, or instrumentalities are not considered to represent industries. Tax-exempt municipal obligations backed by the credit of a governmental entity also are not considered to represent industries.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Subadvisor if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

Non-fundamental Investment Restrictions

The Fund has adopted the following non-fundamental investment policies, which may be changed by the Board without approval of the Fund’s shareholders:

(1)
The Fund intends to purchase securities through private placements, but no purchase will be made if as a result more than 20% of the value of the Fund’s total assets would be invested in such securities.

(2)
If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.

(3)
The Fund may also be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its common shareholders or the Fund’s ability to achieve its investment objectives.

(4)
The Fund will invest only in countries on the Advisor’s Approved Country Listing. The Approved Country Listing is a list maintained by the Advisor’s investment department that outlines all countries, including the United States that have been approved for investment by funds managed by the Advisor.

(5)
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed-income securities. All Russian securities must be: (a) denominated in U.S. dollars; (b) traded on a major exchange; and (c) held physically outside of Russia.

Portfolio Turnover

The Fund’s annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less.) The portfolio turnover rate for the Fund for the fiscal years ended October 31, 2017 and October 31, 2016 was [TBU]% and 62%, respectively.

17

Those Responsible for Management

The business of the Fund is managed by the Board, including certain Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the Trustees and officers of the Fund also are officers or directors of the Advisor, or officers or directors of its affiliates. Each Trustee oversees the Fund and other funds in the John Hancock Fund Complex (as defined below).

The tables below present certain information regarding the Trustees and officers of the Fund, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of the Fund (each an “Interested Trustee”) and the Independent Trustees. As of January 31, 2018, the John Hancock Fund Complex consisted of [231] funds (including the Fund, nine other closed-end funds, and separate series of series mutual funds): John Hancock Collateral Trust (“JHCT”) (one fund); John Hancock Variable Insurance Trust (“JHVIT”) [(71 funds)]; John Hancock Funds II (“JHF II”) [(100 funds)]; John Hancock Funds III (“JHF III”) [(7 funds)]; John Hancock Exchange-Traded Fund Trust [(12 funds)]; and [40] other John Hancock funds consisting of [30] series of other John Hancock trusts and [10] closed-end funds (collectively with the Fund, the “John Hancock Fund Complex”). The address of each Trustee and officer of the Fund is 601 Congress Street, Boston, Massachusetts 02210.

Non-Independent Trustees
Name (Birth Year)	Position with the Fund(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Andrew G. Arnott(2) (1971)	Trustee (since 2017); President (Since 2014); Executive Vice President (2007-2014, including prior positions)
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds(3), John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).
[TBU]

James R. Boyle(2) (1959)	Trustee (since 2015)(4)
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.)  (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).
[TBU]

18

Non-Independent Trustees
Name (Birth Year)	Position with the Fund(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Warren A. Thomson(2) (1955)	Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).
[TBU]

Independent Trustees
Name (Birth Year)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Charles L. Bardelis (1941)	Trustee (since 2012)
Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
[TBU]

Peter S. Burgess (1942)	Trustee (since 2012)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
[TBU]

19

Name (Birth Year)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
William H. Cunningham (1944)	Trustee (since 2005)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014).

Trustee, John Hancock retail funds(3) (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).
[TBU]

Grace K. Fey (1946)	Trustee (since 2012)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
[TBU]

Theron S. Hoffman (1947)	Trustee (since 2012)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
[TBU]

Deborah C. Jackson (1952)	Trustee (since 2008)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds(3) (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).
[TBU]

20

Name (Birth Year)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Hassell H. McClellan (1945)	Trustee (since 2012) and Chairperson of the Board (since 2017)
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).

Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds(3); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.
[TBU]

James M. Oates (1946)	Trustee (since 2012)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988).

Trustee (since 2014) and Chairperson of the Board (2014–2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015–2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012–2016), John Hancock retail funds(3); Trustee (2005–2006 and since 2012) and Chairperson of the Board (2012–2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005–2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005–2016).
[TBU]

Steven R. Pruchansky (1944)	Trustee (since 2005) and Vice Chairperson of the Board (since 2012)
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds(3); Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).
[TBU]

21

Name (Birth Year)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Gregory A. Russo (1949)	Trustee (since 2008)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds(3) (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).
[TBU]

(1)
Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal. The Fund holds annual meetings of shareholders, at which Trustees are elected. Each Trustee was most recently elected to serve on the Board at a shareholder meeting held on [TBU].

(2)	The Trustee is an Interested Trustee due to his current or former position with the Advisor and certain of its affiliates.

(3)	“John Hancock retail funds” comprises ten closed-end funds (including the Fund), as well as the series of John Hancock Funds III and 30 series of other John Hancock trusts

(4)	Mr. Boyle served as Trustee at various times prior to 2015.

Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board c/o the Secretary of the Fund at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustee will be logged and sent to the Board or individual Trustee. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.

Principal Officers who are not Trustees

The following table presents information regarding the current principal officers of the Fund who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates. All of the officers also are officers of all of the other funds for which the Advisor serves as investment advisor.

22

Principal Officers who are not Trustees

Name, (Birth Year)	Position(s) with the Fund	Officer since	Principal Occupation(s) During Past 5 Years

John J. Danello (1955)	Senior Vice President (since 2006, including prior positions); and Secretary and Chief Legal Officer (since 2014).	2014
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2005
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo (1957)	Chief Financial Officer	2007
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

23

Name, (Birth Year)	Position(s) with the Fund	Officer since	Principal Occupation(s) During Past 5 Years

Salvatore Schiavone (1965)	Treasurer	2009
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(1) (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

(1)
“John Hancock retail funds” is currently composed of John Hancock Funds III and [   ] other John Hancock funds consisting of [   ] series of other John Hancock trusts and [   ] closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee of any of these funds for the stated period.

Additional Information about the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills with respect to the Fund. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the U.S. federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Fund, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Andrew G. Arnott — Through his positions as Executive Vice President of John Hancock Financial Services; Director and Executive Vice President of the Advisor and an affiliated investment advisor, John Hancock Investment Management Services, LLC; President of John Hancock Funds, LLC; and President of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his former positions as chairman and director of the Advisor, position as a senior executive of Manulife Financial Corporation (MFC), the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board. He also has experience as a senior executive of healthcare and insurance companies.

Peter S. Burgess — As a financial consultant and certified public accountant, and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

24

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman — As a consultant and as a former senior executive and director of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a former professor of finance and policy in the graduate management department of a major university, a current director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Fund.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of one bank and president and chief operating officer of another bank. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Fund.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Chairman of Manulife Asset Management and Chief Investment Officer of MFC, the Advisor’s parent company, Mr. Thomson has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees

The Fund is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “—Principal Occupation(s) and Other Directorships” and “—Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Fund. The Board met five times during the latest fiscal year.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Fund’s management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Fund’s Declaration of Trust or Amended and Restated By-Laws (the “By-Laws), or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

25

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Messrs. Arnott, Boyle, and Thomson, as current or former senior executives of Manulife Financial, the parent company of the Advisor, and of other affiliates of the Advisor, provide the Board with the perspective of the Advisor in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee. The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess, and Hoffman). Mr. Burgess serves as Chairperson of this Committee. This Committee met four times during the fiscal year ended October 31, 2017, to review the internal and external accounting and auditing procedures of the Fund and, among other things, to consider the selection of an independent registered public accounting firm for the Fund, to approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

Compliance Committee. The Board also has a standing Compliance Committee (Mses. Fey and Jackson and Mr. Cunningham). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Fund. Ms. Fey serves as Chairperson of this Committee. This Committee met four times during the fiscal year ended October 31, 2017.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Messrs. Oates, Pruchansky, and Russo). This Committee met four times during the fiscal year ended October 31, 2017. This Committee oversees the initiation, operation, and renewal of the various contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. Mr. Russo serves as Chairperson of this Committee.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee met four times during the fiscal year ended October 31, 2017. This Committee will consider nominees recommended by Fund shareholders. Nominations should be forwarded to the attention of the Secretary of the Fund at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has five subcommittees with the Trustees divided among the five subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Ms. Jackson and Messrs. Bardelis, Cunningham, Hoffman, and Oates serve as Chairpersons of the Investment Sub-Committees. The Investment Committee met five times during the fiscal year ended October 31, 2017.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

26

Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Fund’s risk management activities that are implemented by the Advisor, the Fund’s Chief Compliance Officer (“CCO”) and other service providers to the Fund. The Advisor has primary responsibility for the Fund’s risk management on a day-to-day basis as a part of its overall responsibilities. The Fund’s Subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Fund and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Fund and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Fund’s risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of five Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the Fund and the performance of its subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Fund to the relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, the Investment Sub-Committee reviews reports from the Advisor regarding the Fund’s investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her delegate regarding subadvisor compliance matters. In addition, the Investment Sub-Committee meets periodically with the portfolio managers of the Fund’s subadvisor to receive reports regarding management of the Fund, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Fund’s financial reporting. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, assisted by the Fund’s Pricing Committee (composed of officers of the Fund), which calculates fair value determinations pursuant to procedures adopted by the Board.

The Compliance Committee assists the Board in overseeing the activities of the Fund’s CCO with respect to the compliance programs of the Fund, the Advisor, the subadvisor, and certain of the Fund’s other service providers (the distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisor identify, assess, manage and report the various risks that affect or could affect the Fund. This Committee reviews reports from the Fund’s Advisor on a periodic basis regarding the risks facing the Fund, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Fund’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

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In addition, in its annual review of the Fund’s advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisor and the distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Trustee Compensation

The Fund pays fees to its Independent Trustees and Mr. Boyle. Trustees also are reimbursed for travel and other out-of-pocket expenses. [Each Independent Trustee and Mr. Boyle receives in the aggregate from the Fund and the other closed-end funds in the John Hancock Fund Complex an annual retainer of $40,000.]

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and Mr. Boyle for their services during the Fund’s fiscal year ended October 31, 2017.

Independent Trustees	Fund	John Hancock Fund Complex
Charles L. Bardelis	$[TBU]	$[TBU]
Peter S. Burgess	$[TBU]	$[TBU]
William H. Cunningham	$[TBU]	$[TBU]
Grace K. Fey	$[TBU]	$[TBU]
Theron S. Hoffman	$[TBU]	$[TBU]
Deborah C. Jackson	$[TBU]	$[TBU]
Hassell H. McClellan	$[TBU]	$[TBU]
James M. Oates	$[TBU]	$[TBU]
Steven R. Pruchansky	$[TBU]	$[TBU]
Gregory A. Russo	$[TBU]	$[TBU]
Non-Independent Trustees
Andrew G. Arnott	$[TBU]	$[TBU]
James R. Boyle	$[TBU]	$[TBU]
Warren A. Thompson	$[TBU]	$[TBU]

The Fund does not have a pension or retirement plan for any of its Trustees or officers.

Trustee Ownership of Shares of John Hancock Funds

The table below sets forth the aggregate dollar range of equity securities beneficially owned by the Trustees in the Fund and in all John Hancock funds overseen by each Trustee as of December 31, 2017. The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated.

Trustees	Fund	John Hancock Fund Complex
Independent Trustees
Charles L. Bardelis	$[TBU]	[TBU]
Peter S. Burgess	$[TBU]	[TBU]
William H. Cunningham	$[TBU]	[TBU]
Grace K. Fey	$[TBU]	[TBU]
Theron S. Hoffman	$[TBU]	[TBU]
Deborah C. Jackson	$[TBU]	[TBU]
Hassell H. McClellan	$[TBU]	[TBU]
James M. Oates	$[TBU]	[TBU]
Steven R. Pruchansky	$[TBU]	[TBU]
Gregory A. Russo	$[TBU]	[TBU]

Non-Independent Trustees*
Andrew G. Arnott	$[TBU]	[TBU]
James R. Boyle	$[TBU]	$[TBU]
Warren A. Thomson	$[TBU]	[TBU]

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Shareholders of the Fund

[TO BE UPDATED BY AMENDEMENT]
As of October 31, 2017, the officers and Trustees of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

Name and Address of Owner	Amount	Percentage
[TBU]	[TBU]	[TBU]

Investment Advisory and Other Services

A discussion regarding the basis for the Trustees’ approval of the Advisory Agreement and the Subadvisory Agreements is available in the Fund’s most recent shareholder report for the fiscal year ended October 31.

THE ADVISOR

The Advisor is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210 and serves as the Fund’s investment advisor. The Advisor is registered with the SEC as an investment advisor under the Advisers Act.

Founded in 1968, the Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or the “Company”). Manulife Financial is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries. John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance. Additional information about John Hancock may be found on the Internet at johnhancock.com.

The Advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Advisor offers investment solutions managed by institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. The Advisor has been managing closed-end funds since 1971. As of December 31, 2017, the Advisor had total assets under management of approximately $[TBU].

Manulife Financial is a leading Canada-based financial services group with principal operations in Asia, Canada and the United States. Operating as Manulife in Canada and Asia, and primarily as John Hancock in the United States, the Manulife Financial group of companies offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Assets under management and administration by Manulife Financial and its subsidiaries were C$[TBU] (US$[TBU]) as at December 31, 2017.

The Advisor serves as investment advisor to the Fund and is responsible for monitoring the Subadvisor’s services to the Fund.

Advisory Agreement. The Fund has entered into an investment management contract dated July 1, 2009 (the “Advisory Agreement”) with the Advisor. As compensation for its advisory services under the Advisory Agreement, the Advisor receives a fee from the Fund, calculated and paid daily, at an annual rate of the Fund’s average daily managed assets.

The following table shows the advisory fee that the Fund incurred and paid to the Advisor for the last three fiscal years ended October 31, 2017, October 31, 2016, and October 31, 2015.

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October 31, 2017	October 31, 2016	October 31, 2015
[TBU]	$1,284,601	$1,330,223

Pursuant to the Advisory Agreement and subject to the general supervision of the Trustees, the Advisor selects, contracts with, and compensates the Subadvisor to manage the investments and determine the composition of the assets of the Fund; provided, that any contract with a Subadvisor (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the 1940 Act, except for such exemptions therefrom as may be granted to the Fund or the Advisor. The Advisor monitors the Subadvisor’s management of the Fund’s investment operations in accordance with the investment objectives and related investment policies of the Fund, reviews the performance of the Subadvisor and reports periodically on such performance to the Board.

Pursuant to the Advisory Agreement, the Advisor has entered into a Subadvisory Agreement with the Subadvisor to provide day-to-day portfolio management of the Fund and to implement the Fund’s portfolio management strategies and investment objective. The Advisory Agreement provides that the Advisor may terminate the Subadvisory Agreement entered into and directly assume any functions performed by the Subadvisor, upon approval of the Board.

The Fund pays all expenses of its organization, operations and business.

The Advisory Agreement had an initial period of two years and continues from year to year so long as such continuance is approved at least annually: (i) by the vote of a majority of the Independent Trustees; and (ii) either by the Board or by the vote of a majority of the outstanding shares of the Fund.

The Advisory Agreement may be terminated at any time without penalty upon sixty (60) days’ written notice by the Board or the Advisor, as applicable, or by the vote of the majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment. The Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of the Advisor, the Advisor shall not be liable to the Fund or to any shareholder for any loss sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

Service Agreement. The Fund has entered into a management-related service contract dated July 1, 2009 and re-executed on January 1, 2014 (the “Service Agreement”) with JHA, under which the Fund receives Non-Advisory Services. These “Non-Advisory Services” include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, project management office, EDGAR conversion and filing, graphic design, and other services that are not investment advisory in nature.

JHA is reimbursed by the Fund for its costs in providing Non-Advisory Services to the Fund under the Service Agreement. The following table shows the expenses incurred by JHA in providing services under the Services Agreement for the last three fiscal years ended October 31, 2017, October 31, 2016, and October 31, 2015.

October 31, 2017	October 31, 2016	October 31, 2015
[TBU]	$48,985	$46,494

The Service Agreement had an initial period of two years and continues from year to year so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Fund or JHA may terminate the Service Agreement at any time without penalty upon 60 days’ written notice to the other party. The Service Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by JHA of its obligations under the Service Agreement.

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THE SUBADVISOR

Subadvisory Agreement. The Advisor entered into a Subadvisory Agreement dated December 31, 2005 with the Subadvisor (the “Subadvisory Agreement”). The Subadvisor handles the fund’s portfolio management activity, subject to oversight by the Advisor. The Subadvisor, organized in 1968, is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial, a publicly held, Canadian-based company). As of December 31, 2017, the Subadvisor had total assets under management of approximately $[TBU]. The Subadvisor is located at 197 Clarendon Street, Boston, Massachusetts 02116.

Under the terms of the Subadvisory Agreement, the Subadvisor is responsible for managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Board and the Advisor.

The Subadvisory Agreement had an initial period of two years and continues from year to year so long as such continuance is approved at least annually: (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Subadvisory Agreement. The Subadvisory Agreement terminates automatically in the event of its assignment or upon termination of the Advisory Agreement and may be terminated without penalty upon 60 days’ written notice at the option of the Advisor, the Subadvisor, by the Board or by a vote of a majority of the Fund’s outstanding shares. As discussed above, the Advisor may terminate the Subadvisory Agreement and directly assume responsibility for the services provided by the Subadvisor upon approval by the Board without the need for approval of the shareholders of the Fund.

The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Subadvisor is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Both the Advisor and the Subadvisor are controlled by Manulife Financial. Advisory arrangements involving an affiliated subadvisor may present certain potential conflicts of interest. Manulife Financial benefits not only from the net advisory fee retained by the Advisor, but also from the subadvisory fee paid by the Advisor to the Subadvisor. Consequently, Manulife may be viewed as benefiting financially from the appointment of or continued service of the Subadvisor to manage the Fund. However, both the Advisor, in recommending to the Board the appointment or continued service of an affiliated subadvisor, and the Subadvisor have a fiduciary duty to act in the best interests of the Fund and its shareholders. The Independent Trustees are aware of and monitor these potential conflicts of interest.

PORTFOLIO MANAGERS

Day-to-day management of the Fund is the responsibility of the investment professionals associated with the Subadvisor, subject to oversight by the Advisor. The individuals responsible for managing the implementation and monitoring the overall portfolio management of the Fund are listed below.

The following tables present information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees based on account performance, information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investment in the Fund.

The following table reflects approximate information as of October 31, 2017:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
John F. Addeo, CFA	[TBU]	[TBU]	[TBU]	[TBU]	[TBU]	[TBU]
Jeffrey N. Given, CFA	[TBU]	[TBU]	[TBU]	[TBU]	[TBU]	[TBU]
Dennis F. McCafferty, CFA	[TBU]	[TBU]	[TBU]	[TBU]	[TBU]	[TBU]

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Performance-Based Fees for Other Accounts Managed

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Portfolio Manager Ownership of Shares of the Fund

The table below sets forth the aggregate dollar range of equity securities beneficially owned by each portfolio manager in the Fund and similarly managed accounts as of October 31, 2017. The information as to beneficial ownership is based on statements furnished to the Fund by the portfolio managers.

Portfolio Manager	Fund
John F. Addeo	[TBU]
Jeffrey N. Given	[TBU]
Dennis F. McCafferty	[TBU]

Conflicts of Interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadvisor has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadvisor has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•
A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

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•
A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. The Subadvisor receives a performance-based fee with respect to certain of the other accounts managed by the portfolio managers of the Fund described above.

•
A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•
If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers

The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

•
Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•
Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

‒
Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

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‒	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

‒
Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•
Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Benchmark
Investors Trust	[TBU]

Other Services

Proxy voting

The Fund’s proxy voting policies and procedures (the “Fund’s Procedures”) delegate to the Subadvisor the responsibility to vote all proxies relating to securities held by the Fund in accordance with the Subadvisor’s proxy voting policies and procedures. The Subadvisor has a duty to vote such proxies in the best interests of the Fund and its shareholders. Complete descriptions of the Fund’s Procedures and the proxy voting procedures of the Subadvisor are set forth in Appendix B to this SAI.

It is possible that conflicts of interest could arise for the Subadvisor when voting proxies. Such conflicts could arise, for example, when the Subadvisor or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when the Fund, its investment advisor or principal underwriter or any of their affiliates has an interest in the vote.

In the event that the Subadvisor becomes aware of a material conflict of interest, the Fund’s Procedures generally require the Subadvisor to follow any conflicts procedures that may be included in the Subadvisor’s proxy voting procedures. The conflict procedures generally will include one or more of the following:

(a)	voting pursuant to the recommendation of a third party voting service;

(b)	voting pursuant to pre-determined voting guidelines; or

(c)	referring voting to a special compliance or oversight committee.

The specific conflicts procedures of the Subadvisor are set forth in the Subadvisor’s proxy voting procedures included in Appendix B. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

Although the Subadvisor has a duty to vote all proxies on behalf of the Fund, it is possible that the Subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the Subadvisor from trading the shares in the marketplace for a period of time, the Subadvisor may determine that it is not in the best interests of the Fund to vote the proxies. The Subadvisor also may choose not to recall securities that have been lent in order to vote proxies for shares of the security since the Fund would lose security lending income if the securities were recalled.

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Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-225-6020 and (ii) on the SEC’s website at http://www.sec.gov.

Determination of Net Asset Value

The Fund’s net asset value per Common Share (“NAV”) is normally determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time, on each business day that the NYSE is open) by dividing the Fund’s net assets by the number of Common Shares outstanding. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the Fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund’s Common Shares may be significantly affected on days when a shareholder will not be able to purchase or sell the Fund’s Common Shares.

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the Fund’s Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate provided by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are typically valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of open-end investment companies that are not exchange-traded funds (“ETFs”) held by the Fund are valued based on the NAVs of such other investment companies.

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions. Special valuation considerations may apply with respect to the Fund’s “odd-lot” positions, if any, as the Fund may receive different prices when it sells such positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but the Fund may hold or transact in such securities in smaller, odd lot sizes.

The Pricing Committee engages in oversight activities with respect to the Fund’s pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors.

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If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the Fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that the Fund’s NAV reflects the fair market value of the Fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close). The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the Fund’s investment in an open-end investment company that is not an ETF, which (as noted above) is valued at such investment company’s NAV, the prospectus for such investment company explains the circumstances and effects of fair value pricing for that investment company.

Brokerage Allocation

Pursuant to the Subadvisory Agreement, the Subadvisor is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadvisor has no formula for the distribution of the Fund’s brokerage business; rather it places orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund and the Subadvisor’s other clients. The cost of securities transactions for the Fund primarily consists of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadvisor will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Brokerage Commissions Paid

The following table shows the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years ended October 31, 2017, October 31, 2016, and October 31, 2015.

October 31, 2017	October 31, 2016	October 31, 2015
[TBU]	$0	$1,943

No brokerage commissions paid by the Fund during the last three fiscal years were to any broker that: (i) is an affiliated person of the Fund; (ii) is an affiliated person of an affiliated person of the Fund; or (iii) has an affiliated person that is an affiliated person of the Fund, Advisor, Subadvisor, or principal underwriter.

Approved Trading Counterparties

The Subadvisor maintains and periodically updates a list of approved trading counterparties. Portfolio managers may execute trades only with pre-approved broker-dealer/counterparties. A sub-group of the Subadvisor’s Brokerage Practices Committee, through a delegation from the Subadvisor’s Senior Investment Policy Committee, reviews and approves all broker-dealers/counterparties.

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Selection of Brokers, Dealers, and Counterparties

In placing orders for purchase and sale of securities and selecting trading counterparties (including banks or broker-dealers) to effect these transactions, the Subadvisor seeks prompt execution of orders at the most favorable prices reasonably obtainable. The Subadvisor will consider a number of factors when selecting trading counterparties, including the overall direct net economic result to the Fund (including commissions, which may not be the lowest available, but which ordinarily will not be higher than the generally prevailing competitive range), the financial strength, reputation and stability of the counterparty, the efficiency with which the transaction is effected, the ability to effect the transaction when a large block trade is involved, the availability of the counterparty to stand ready to execute possibly difficult transactions in the future, and other matters involved in the receipt of brokerage and research services.

The Subadvisor periodically prepares and maintains a list of broker-dealer firms that have been deemed to provide valuable research as determined periodically by the investment staff, together with a suggested non-binding amount of brokerage commissions (“non-binding target”) to be allocated to each of these research firms, subject to certain requirements. Neither the Subadvisor nor any client has an obligation to any research firm if the amount of brokerage commissions paid to the research firms is less than the applicable non-binding target.

In seeking best execution, traders have a variety of venues available for execution. Traders may, in their discretion, use algorithmic strategies through direct market access (“DMA”) tools and electronic crossing networks (“ECNs”). DMA allows the trader to act in the market without a full service or other broker. ECNs give the trader additional options when searching for liquidity and the ability to trade block positions in a more efficient manner. In selecting a broker, dealer or trading venue, traders consider the full range of available trading platforms in seeking best execution.

Best Execution

The Subadvisor owes a duty to its clients to seek best execution when executing trades on behalf of clients. “Best execution” generally is understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The Subadvisor is not obligated to choose the broker-dealer offering the lowest available commission rate if, in the Subadvisor’s reasonable judgment, there is a material risk that the total cost or proceeds from the transaction might be less favorable than may be obtained elsewhere, or, if a higher commission is justified by the trading provided by the broker-dealer, or if other considerations dictate using a different broker-dealer. Negotiated commission rates generally will reflect overall execution requirements of the transaction without regard to whether the broker may provide other services in addition to execution.

The Subadvisor may pay higher or lower commissions to different brokers that provide different categories of services. Under this approach, the Subadvisor periodically may classify different brokers in different categories based on execution abilities, the quality of research, brokerage services, block trading capability, speed and responsiveness, or other services provided by the brokers. Some examples of these categories may include, without limitation, full service brokers, alternative trading systems, client commission and execution-only brokers.

The reasonableness of brokerage commission is evaluated on an ongoing basis and at least annually on a formal basis.

When more than one broker-dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction, the Subadvisor often selects a broker-dealer that furnishes research and other related services or products. The amount of brokerage allotted to a particular broker-dealer is not made pursuant to any binding agreement or commitment with any selected broker-dealer. However, the Subadvisor maintains an internal allocation procedure to identify those broker-dealers who have provided us with effective research and the amount of research provided, and the Subadvisor endeavors to direct sufficient commissions to it to ensure the continued receipt of research that the Subadvisor believes is useful.

Soft Dollar Considerations

The Subadvisor may pay for research and brokerage services with the commission dollars generated by Fund account transactions (known as “soft dollar benefits”), subject to certain conditions. Further, the Subadvisor may cause the Fund to pay up in return for soft dollar benefits (pay commissions, markups or markdowns higher than those charged by other broker-dealers).

The research provided may be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts, traders and issuers) or third-party (created by a third party, but provided by broker-dealer). Proprietary research is generally part of a “bundle” of brokerage and research and the research is not separately priced. In the case of third party research, the cost of products and services is generally more transparent, and payment is made by the broker to the preparer in “hard dollars.” The Subadvisor may receive both proprietary and third party research and execution services.

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The Subadvisor considers three factors with respect to all third-party research and execution services received through soft dollars:

•	Whether the product or service is eligible research or brokerage under SEC rules and regulations;

•	Whether an eligible product or service actually provides “lawful and appropriate assistance” in the performance of the Subadvisor’s investment decision-making responsibilities; and

•
Whether the amount of the commission paid is reasonable in light of the value of the product or service provided by the broker-dealer (viewed in terms of the particular transaction or the Subadvisor’s overall responsibilities with respect to the Subadvisor’s client accounts).

Research services currently purchased with soft dollars include: reports on the economy, industries, sectors and individual companies or issuers; introduction to issuers, invitations to trade conferences, statistical information; statistical models; political and country analyses; reports on legal developments affecting portfolio securities; information on technical market actions; and credit analyses.

The overriding consideration in selecting brokers to execute trade orders is the maximization of client profits through a combination of controlling transaction and securities costs and seeking the most effective use of brokers’ proprietary research and execution capabilities, while maintaining relationships with those broker-dealers who consistently provide superior service. When the Subadvisor uses client brokerage commissions (or markups or markdowns) to obtain research or other products or services, the Subadvisor receives a soft dollar benefit because the Subadvisor does not have to produce or pay for the research, products or services. The Subadvisor may have an incentive to select a broker-dealer based on the Subadvisor’s interest in receiving research or other products or services, rather than on the Subadvisor’s clients’ interest in receiving most favorable execution.

Any research received is used to service all clients to which it is applicable, whether or not the client’s commissions were used to obtain the research. For example, commissions of equity clients may be used to obtain research that is used with respect to fixed-income clients. The Subadvisor does not attempt to allocate the relative costs or benefits of research among client accounts because the Subadvisor believe that, in the aggregate, the research the Subadvisor receives benefits clients and assists the Subadvisor in fulfilling its overall duty to its clients.

The Subadvisor does not enter into any agreement or understanding with any broker-dealer which would obligate it to direct a specific amount of brokerage transactions or commissions in return for such services. However, certain broker-dealers may state in advance the amount of brokerage commissions they expect for certain services and the applicable cash equivalent.

The Subadvisor may seek to obtain client commission benefits through client commission arrangements in compliance with applicable laws and regulations. Under these types of arrangements, the Subadvisor can request that executing brokers allocate a portion of total commissions paid to a pool of “credits” maintained by the broker that can be used to obtain client commission benefits. After accumulating a number of credits within the pool, the Subadvisor may subsequently direct that those credits be used to pay appropriate parties in return for eligible client commission benefits provided by the broker to the Subadvisor.

In summary, as noted above, the Sub advisor has three types of “soft dollar” arrangements through which the Subadvisor receives benefits:

(1)
Full service brokers – In addition to receiving execution services, the Subadvisor also receives a variety of research and related services from these brokers, including, for example, proprietary research reports on companies, markets or investment related reports, meetings with senior management teams of companies, and discussions with the broker’s analysis and market experts.

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(2)
Client commission arrangements (“CCA”) - Through CCA arrangements with brokers with whom the Subadvisor places equity trades for execution, the Subadvisor generates commission credits with these CCA brokers that the Subadvisor can direct and use to compensate third party research providers, including other brokers, for research received. The level of compensation to such research providers is determined by the equity portfolio management teams using a quarterly voting process. The number of votes determines the relative level of compensation paid to a research provider.

(3)
Third party research vendors - The Subadvisor may have soft dollar arrangements. Under these arrangements, the Subadvisor will identify research services that it wants to obtain and subject to the approval of the soft dollar broker, the soft dollar broker will directly contract with research providers for services provided to the Subadvisor. When the Subadvisor executes equity trades with the soft dollar broker, the soft dollar broker allocates and pays a portion of the commission to the research providers.

Trade Aggregation by the Subadvisor

Because investment decisions often affect more than one client, the Subadvisor frequently will attempt to acquire or dispose of the same security for more than one client at the same time. The Subadvisor, to the extent permitted by applicable law, regulations and advisory contracts, may aggregate purchases and sales of securities on behalf of its various clients for which it has discretion, provided that in the Subadvisor’s opinion, all client accounts are treated equitably and fairly and that block trading will result in a more favorable overall execution. Trades will not be combined when a client has directed transactions to a particular broker-dealer or when the Subadvisor determines that combined orders would not be efficient or practical.

When appropriate, the Subadvisor will allocate such block orders at the average price obtained or according to a system that the Subadvisor considers to be fair to all clients over time. Generally speaking, such allocations are made on the basis of proportional capital under management in the respective client accounts.

Affiliated Underwriting Transactions by the Subadvisor

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Advisor or a Subadvisor participates. These procedures prohibit the Fund from directly or indirectly benefiting an Advisor or Subadvisor affiliate in connection with such underwritings. In addition, for underwritings where an Advisor or Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.

Commission Recapture Program

The Board has approved the Fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to the Fund. It provides a way to gain control over the commission expenses incurred by the Subadvisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. The Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Fund.

Additional Information Concerning Taxes

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code.

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To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than United States government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure and pays an excise tax.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders; provided that it distributes at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt interest income and net capital gain. In order to avoid incurring a nondeductible 4% U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax. Under current law, provided that the Fund qualifies as a RIC for U.S. federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, subject to the opportunity to cure such failures under applicable provisions of the Code as described above, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For U.S. federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers that are attributable to the Fund’s qualified dividend income and capital gain are taxed at rates applicable to net long-term capital gains (maximum rates of 20% for individuals in the 39.6% tax bracket, 15% for individuals in the 25% to 35% tax brackets, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Only a small portion, if any of the distributions from the Fund may consist of income eligible to be treated as qualified dividend income. An additional 3.8% Medicare tax will also apply in the case of some individuals.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

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Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders generally will recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (20% for individuals in the 39.6% tax bracket, 15% for individuals in the 25% to 35% tax brackets, or 0% for individuals in the 10% or 15% tax brackets. ) An additional 3.8% Medicare tax will also apply in the case of some individuals.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss incurred in any taxable year beginning on or after December 23, 2010, for an unlimited period to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Further, capital losses carried forward from taxable years beginning on or after December 23, 2010 will retain their character as either short-term or long-term capital losses, rather than being considered all short-term as under previous law. The Fund must use losses that do not expire before it uses losses that do expire, and the Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and would not be distributed as such to shareholders.

For federal tax income tax purposes, as of October 31, 2017, the Fund has a capital loss carryforward of $[TBU] available to offset future net realized capital gains. The loss carryforward expires as follows:

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Fund	Short-term Losses (subject to expiration)	Expiration Date	Short-term Losses (no expiration date)	Long-term Losses (no expiration date)	Total
John Hancock Investors Trust	[TBU]	[TBU]	[TBU]	[TBU]	[TBU]

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.

Only a small portion, if any, of the distributions from the Fund may qualify for the dividends-received deduction for corporations, subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

If the Fund should have dividend income that qualifies for the reduced tax rate applicable to qualified dividend income, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

Dividends and distributions on the Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% U.S. federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to shareholders the cost basis information and holding period for the Fund’s shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. The Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use a default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund if it acquires such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid becoming subject to federal income or excise tax.

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The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions also may require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation, which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property generally is considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale generally will not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

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For the Fund’s options and futures contracts that qualify as “section 1256 contracts,” Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding “section 1256 contract” position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. The Fund’s options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position generally is short-term capital gain or loss. If a call option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position generally must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gain and loss from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are “section 1256 contracts.” The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gain and loss from all positions in the account. At the end of a taxable year, the annual net gain or loss from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the “section 1256 contract” positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

Further, certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Dividends and interest received, and gains realized, by the Fund on non-U.S. securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by U.S. investors. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

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The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to (i) dividends paid by a foreign corporation that is a PFIC, (ii) income inclusions from a QEF election with respect to a PFIC, and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in a non-U.S. currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, also are treated as ordinary income or loss.

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of U.S. federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28%. An individual’s TIN generally is his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any; provided that the required information is furnished to the IRS.

Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph.

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Dividend distributions are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership (“foreign shareholder”). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of capital gain dividends paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. Such distributions and sale proceeds may be subject, however, to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, also may be subject to a branch profits tax. Properly-designated dividends are generally exempt from U.S. federal withholding tax where they are (i) “interest-related dividends” paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “short-term capital gain dividends” paid in respect of the Fund’s “qualified short-term gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such interest-related dividends or as short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. The Fund’s capital gain distributions are also exempt from such withholding. Foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

The Foreign Account Tax Compliance Act, enacted on March 18, 2010, will impose a 30% U.S. withholding tax on certain U.S. source payments, including interest (even if the interest is otherwise exempt from the withholding rules described above), dividends, other fixed or determinable annual or periodical gain, profits, and income, and on the gross proceeds from a disposition of property of a type which can produce U.S. source interest or dividends (“Withholdable Payments”), if paid to a foreign financial institution, unless such institution registers with the IRS and enters into an agreement with the IRS or a governmental authority in its own jurisdiction to collect and provide substantial information regarding U.S. account holders, including certain account holders that are foreign entities with U.S. owners, with such institution. The legislation also generally imposes a withholding tax of 30% on Withholdable Payments made to a non-financial foreign entity unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct and indirect substantial U.S. owners of the entity. These withholding and reporting requirements generally apply to income payments made after June 30, 2014, and proceeds payments made after December 31, 2018. Holders are urged to consult with their own tax advisors regarding the possible implications of this recently enacted legislation on their investment in the Fund.

The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects U.S. federal tax law as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as corporate and non-U.S. investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

Other Information

The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative with respect to the election of Trustees, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

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Effective January 22, 2016, the Board of Trustees of the Fund amended and restated in its entirety the Declaration of Trust and the By-Laws for the Fund. The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; and (ii) clarify that shareholders are not intended to be third-party beneficiaries of Fund contracts. The amendments to the By-Laws include, among other changes, provisions that: (i) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the Fund derivatively; and (ii) provide that any action brought by a shareholder related to the Fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the Fund for such expenses.  The foregoing description of the Declaration of Trust and By-Laws are qualified in their entirety by the full text of the Declaration of Trust and By-Laws, each effective as of January 22, 2016, which is available by writing to the Secretary of the Fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210, and are available on the SEC’s website.  The Declaration of Trust also is available on the Secretary of the Commonwealth of Massachusetts’ website.

Custodian and Transfer Agent

The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.

Computershare, Inc., 250 Royall Street, Canton, Massachusetts 02021 is the transfer agent and dividend disbursing agent of the Fund.

Independent Registered Public Accounting Firm

The financial statements of the Fund for the fiscal year ended October 31, 2017, including the related financial highlights that appear in the Prospectus have been audited by [TBU], independent registered public accounting firm, as indicated in their report with respect thereto, and are incorporated herein by reference.

[TBU] is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Reports to Shareholders

The financial statements of the Fund for the fiscal year ended October 31, 2017 are incorporated herein by reference from the Fund’s most recent Annual Report to Shareholders filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

Legal and Regulatory Matters

There are no legal proceedings to which the Fund, the Advisor, or any of its affiliates is a party that are likely to have a material adverse effect on the Fund, or the ability of the Advisor to perform its contract with the Fund.

Codes of Ethics

The Fund, the Advisor, the Subadvisor and John Hancock Funds, LLC each have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. These Codes of Ethics also are available on the EDGAR Database on the SEC’s website at sec.gov. Copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: public info@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

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Additional Information

The Fund’s Prospectus, any related Prospectus Supplements, and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

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John Hancock Investors Trust

Statement of Additional Information
March 1, 2018

Investment Advisor
John Hancock Advisers, LLC
601 Congress Street
Boston, Massachusetts 02210
1-800-225-6020

Subadvisor
John Hancock Asset Management
a division of Manulife Asset Management (US) LLC
197 Clarendon Street
Boston, Massachusetts 02116

Custodian
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare, Inc.
250 Royall Street
Canton, Massachusetts 02021

Independent Registered Public Accounting Firm
[TBU]

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APPENDIX A DESCRIPTION OF BOND RATINGS

DESCRIPTIONS OF CREDIT RATING SYMBOLS AND DEFINITIONS

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

I.	IN GENERAL

A.
Moody’s. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Moody’s, is derived directly from Moody’s electronic publication of “Ratings Symbols and Definitions” which is available at: https://www.moodys.com/researchdocumentcontentpage.aspx? docid=PBC_79004.

B.
S&P. An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by S&P, is derived directly from S&P’s electronic publication of “Standard & Poor’s Ratings Definitions” which is available at http://www.standardandpoors.com/en_US/web/guest/article/-/view/sourceId/504352.

C.
Fitch. Fitch’s opinions are forward looking and include analysts’ views of future performance. In many cases, these views on future performance may include forecasts, which may in turn (i) be informed by non-disclosable management projections, (ii) be based on a trend (sector or wider economic cycle) at a certain stage in the cycle, or (iii) be based on historical performance. As a result, while ratings may include cyclical considerations and typically attempt to assess the likelihood of repayment at “ultimate/final maturity”, material changes in economic conditions and expectations (for a particular issuer) may result in a rating change.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred. A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising a capital structure.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Fitch, is derived directly from Fitch’s electronic publication of “Definitions of Ratings and Other Forms of Opinion” which is available at https://www.fitchratings.com/web_content/ratings/fitch_ratings_definitions_and_ scales.pdf.

GENERAL PURPOSE RATINGS

II.	LONG-TERM ISSUE RATINGS

A.	MOODY’S GLOBAL LONG-TERM RATING SCALE

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Addition of a Modifier 1, 2 or 3: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled divisions, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

B.	S&P LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: Addition of a Plus (+) or minus (-) sign: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating(for example, ‘SP-1+/A-1+’).

C.	FITCH CORPORATE FINANCE OBLIGATIONS – LONG-TERM RATING SCALES

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

AAA: Highest credit quality. ‘AAA’ ratings denote expectations of very low credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

Issuers will be rated ‘D’ upon a default. Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: Addition of a Plus (+) or minus (-) sign: Fitch ratings may be appended by the addition of a plus (+) or minus (-) sign to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

III.	SHORT-TERM ISSUE RATINGS

A.	MOODY’S GLOBAL SHORT-TERM RATING SCALE

Ratings assigned on Moody’s global long-term and short-term rating scales are forward looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles project finance vehicles, and public sector entities.

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist. (Note: Structured finance short-term ratings are usually based either on the short-term rating of a support provider or on an assessment of cash flows available to retire the financial obligation).

LONG-TERM RATING	SHORT-TERM RATING

B.	S&P’S SHORT-TERM ISSUE CREDIT RATINGS

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings ‑ Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

C.	FITCH’S SHORT-TERM ISSUER OR OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (“+”) to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.
Default is a real possibility.

RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.

IV.	TAX-EXEMPT NOTE RATINGS

A.	MOODY’S U.S. MUNICIPAL SHORT-TERM DEBT RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using an additional short-term rating scale (i.e., the MIG scale discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

B.	S&P’S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

C.	FITCH PUBLIC FINANCE RATINGS

See FITCH SHORT-TERM ISSUER OR OBLIGATIONS RATINGS above.

APPENDIX B

PROXY VOTING POLICIES OF THE ADVISOR, THE JOHN HANCOCK FUNDS AND THE SUBADVISOR

JOHN HANCOCK ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

General
The Advisers are registered investment advisers under Advisers Act and serve as the investment advisers to the Funds. The Advisers generally retain one or more sub-advisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities.  From time to time, however, the Advisers may elect to manage directly the assets of a Fund, including voting proxies with respect to such Fund’s portfolio securities, or a Fund’s Board may otherwise delegate to the Advisers authority to vote such proxies.  Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client.  Pursuant thereto, the Advisers have adopted and implemented these proxy voting policies and procedures (the “Proxy Procedures”).

Procedure
Fiduciary Duty
The Advisers have a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.

Voting of Proxies
The Advisers will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s Board.  The decision on how to vote a proxy will be made by the person(s) to whom the Advisers have from time to time delegated such responsibility (the “Designated Person”).  The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•	The Designated Person will vote based on what it believes is in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•
 Each voting decision will be made independently. To assist with the analysis of voting issues and/or to carry out the actual voting process the Designated Person may enlist the services of  (1)reputable professionals (who may include persons employed by or otherwise associated with the Advisers or any of its affiliated persons) or (2) independent proxy evaluation services such as Institutional Shareholder Services.  However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•
The Advisers believe that a good management team of a company will generally act in the best interests of the company.  Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management. In general, the Designated Person will vote as recommended by company management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same investment mandates.

•
The Advisers will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Advisers’ voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest
In carrying out its proxy voting responsibilities, the Advisers will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Advisers or any of its affiliated persons.  Affiliates of the Advisers include Manulife Financial Corporation and its subsidiaries.  Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Advisers or any of their affiliates has a substantial equity or other interest.

If the Advisers or a Designated Person become aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Advisers’ Legal Department and/or the Office of the CCO.  If the Legal Department and/or the Office of the CCO, as applicable determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.

Voting Proxies of Underlying Funds of a Fund of Funds
The Advisers or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a Fund of Funds”)in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

Proxy Voting Committee(s)
The Advisers will from time to time, and on such temporary or longer term basis as they deem appropriate, establish one or more Proxy Voting Committees.  A Proxy Voting Committee shall include the Advisers’ CCO and may include legal counsel.  The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department.  Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Proxy Procedures.

Records Retention
The Advisers will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Proxy Procedures as may be required from time to time by applicable law and regulations, including the following:

1.	These Proxy Procedures and all amendments hereto;

2.	All proxy statements received regarding Fund portfolio securities;

3.	Records of all votes cast on behalf of a Fund;

4.	Records of all Fund requests for proxy voting information;

5.	Any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

6.	All records relating to communications with the Funds regarding Conflicts; and

7.	All minutes of meetings of Proxy Voting Committees.

The Fund Administration Department Investment Compliance group, the Office of the CCO, and/or the Legal Department are responsible for maintaining the documents set forth above as needed and deemed appropriate.  Such documents will be maintained in the Fund Administration Department Investment Compliance group, Office of the CCO, and/or the Legal Department for the period set forth in the Records Retention Schedule.

Reporting to Fund Boards
The CCO of the Advisers will provide the Board with a copy of these Proxy Procedures, accompanied by a certification that represents that the Proxy Procedures have been adopted by the Advisers in conformance with Rule 206(4)-6 under the Advisers Act.  Thereafter, the Advisers will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to these Proxy Procedures.

The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Proxy Procedures during the period covered by the report.

If the Advisers vote any proxies in a manner inconsistent with either these Proxy Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.

In the case of proxies voted by a sub-adviser to a Fund pursuant to the Fund’s proxy voting procedures, the Advisers will request the sub-adviser to certify to the Advisers that the sub-adviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Proxy Procedures and to provide the Advisers with a report detailing any instances where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.  The COO of the Advisers will then report to the Board on a quarterly basis regarding the sub-adviser certification and report to the Board any instance where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

May 2017

JOHN HANCOCK FUNDS

PROXY VOTING POLICIES AND PROCEDURES

The Majority of the Independent Board of Trustees (the “Board”) of each registered investment company of the Trusts, has adopted these proxy voting policies and procedures (the “Trust Proxy Policy).

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Proxy Policy with respect to a Fund shall incorporate that adopted by the Fund’s sub-adviser with respect to voting proxies held by its clients (the “Sub-adviser Proxy Policy”). Each Sub-adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Proxy Policy. Each sub-adviser to a Fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the Fund’s adviser and by the Board. Each Adviser to a Fund retains the responsibility, and is directed, to oversee each sub-adviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the sub-advisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A.  Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B.  Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the Adviser to the Fund of Funds or the Trusts will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

1.  Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the Adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2.  Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on by the Fund of Funds

(a)   Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

(b)   Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the Adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest
If (1) a sub-adviser to a Fund becomes aware that a vote presents a material conflict between the interests of (a) shareholders of the Fund; and (b) the Fund’s Adviser, sub-adviser, principal underwriter, or any of their affiliated persons, and (2) the sub-adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-adviser Proxy Policy or the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy are otherwise triggered, then the sub-adviser will follow the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy when voting such proxies.

If a Sub-adviser Proxy Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the sub-adviser will ask the Board to provide voting instructions, the sub-adviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Sub-adviser Proxy Policy or abstain from voting the proxies.

Securities Lending Program
Certain of the Funds participate in a securities lending program with the Trusts through an agent lender. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a sub-adviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the sub-adviser should request that the agent recall the security prior to the record date to allow the sub-adviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)
The Trust shall include in its SAI a summary of the Trust Proxy Policy and of the Sub-adviser Proxy Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Proxy Policy and Sub-adviser Proxy Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trusts shall disclose in annual and semi-annual shareholder reports that a description of the Trust Proxy Policy, including the Sub-adviser Proxy Policy, and the Trusts’ proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. The Fund Administration Department is responsible for preparing appropriate disclosure regarding proxy voting for inclusion in shareholder reports and distributing reports.  The Legal Department supporting the Trusts is responsible for reviewing such disclosure once it is prepared by the Fund Administration Department.

Filing of Proxy Voting Record on Form N-PX
The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year. The Fund Administration department, supported by the Legal Department supporting the Trusts, is responsible for the annual filing.

Procedure
Review of Sub-advisers’ Proxy Voting
The Trusts have delegated proxy voting authority with respect to Fund portfolio securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each sub-adviser is responsible for the following:

1.
Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to   ensure that the sub-adviser votes portfolio securities in the best interest of shareholders of the Trusts.

2.
Providing the Advisers with a copy and description of the Sub-adviser Proxy Policy prior to being approved by the Board as a sub-adviser, accompanied by a certification that represents that the Sub-adviser Proxy Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Advisers with notice of any amendment or revision to that Sub-adviser Proxy Policy or with a description thereof. The Advisers are required to report all material changes to a Sub-adviser Proxy Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Sub-adviser Proxy Policy during the period covered by the report.

3.
Providing the Adviser with a quarterly certification indicating that the sub-adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Sub-adviser Proxy Policy. If the sub-adviser voted any proxies in a manner inconsistent with the Sub-adviser Proxy Policy, the sub-adviser will provide the Adviser with a report detailing the exceptions.

Adviser Responsibilities
The Trusts have retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Advisers, in accordance with their general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1.	Receive a file with the proxy voting information directly from each sub-adviser on a quarterly basis.
2.	Select a sample of proxy votes from the files submitted by the sub-advisers and compare them against the proxy voting service files for accuracy of the votes.
3.	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

Proxy Voting Service Responsibilities
Proxy voting services retained by the Trusts are required to undertake the following procedures:

•  Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple sub-advisers or third party voting services.

•  Reporting:
The proxy voting service’s proxy disclosure system will provide the following reporting features:
1.	multiple report export options;
2.	report customization by fund-account, portfolio manager, security, etc.; and
3.	account details available for vote auditing.

•  Form N-PX Preparation and Filing:
The Advisers will be responsible for oversight and completion of the filing of the Trusts’ reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year. The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

September 2015

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Proxy Voting Policy

Background

Manulife Asset Management (“MAM” or the “Firm”)* represents investment advisors registered in certain countries as appropriate to support the broader Manulife Asset Management discretionary advisory business.

Applicable rules may require an investment advisor to (i) adopt proxy policies reasonably designed to seek to ensure that the advisor votes proxies in the best interests of its clients, including addressing material conflicts of interest; (ii) disclose to clients information about its proxy policies; and (iii) maintain certain records relating to proxy voting. These requirements are designed to minimize conflicts of interest and to seek to ensure greater transparency in the voting of proxies.

MAM has adopted a proxy voting policy and procedures to seek to ensure proxies are voted in the best interests of its clients and its proxy voting activities adhere to the requirements of all applicable rules and general fiduciary principles. Where MAM is granted and accepts responsibility for voting proxies for client accounts, it will take reasonable steps to seek to ensure proxies are received and voted in the best interest of the client with a view to enhance the value of the shares of equity securities held in client accounts.

MAM has contracted with the RiskMetrics Group (RiskMetrics), an independent third party service provider, to vote clients’ proxies. The Firm has adopted RiskMetrics proxy voting recommendations and established corresponding Firm Proxy Voting guidelines. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a MAM’s client retains voting authority, MAM will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.

MAM has engaged RiskMetrics as its proxy voting agent to:

1. research and make voting recommendations or, for matters for which Manulife Asset Management has so delegated, to make the voting determinations;

2.  ensure proxies are voted and submitted in a timely manner;

3.  handle other administrative functions of proxy voting;

4. maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.  maintain records of votes cast; and

6.  provide recommendations with respect to proxy voting matters in general.

* Refer to Appendix of Affiliated MAM entities that have adopted this policy

Policy Administration, Oversight and Governance

MAM’s Proxy Operations group is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of RiskMetrics and any other service providers hired by Proxy Operations are responsible for administering the proxy voting process, including:

1.  Implementing and updating the applicable domestic and global RiskMetrics proxy voting guidelines;

2.  Coordinating and overseeing the proxy voting process performed by RiskMetrics; and

3.  Providing periodic reports to the Brokerage Practices Committee (BPC), Senior Investment Policy Committee (SIPC), the Chief Compliance Officer, Advisory Clients or any other persons/committee as deemed appropriate.

Proper oversight of the vendor will include periodic due diligence of the vendor including its industry reputation, risk, compliance and technology infrastructure and the vendor’s ability to meet the Firm’s requirements relative to reporting and other service requirements including; assessing the adequacy and quality of the proxy advisory firm’s staffing and personnel; and assessing whether the proxy advisory firm has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and to identify and address conflicts of interest relating to its voting recommendations.

All proxies received on behalf of Clients are forwarded to RiskMetrics. Any MAM employee that receives a client’s proxy statement should therefore notify Proxy Operations and arrange for immediate delivery to RiskMetrics.

In addition to voting proxies, MAM:

1. describes its proxy voting procedures to its clients in the relevant or required disclosure document;
2. provides clients with a copy of the Proxy Voting Policy, upon request;
3. discloses to its clients how they may obtain information on how MAM voted the client’s proxies;
4. generally applies its Proxy Voting Policy consistently;
5. documents the reason(s) for voting for all non- routine items; and
6. keeps records of such proxy voting through RiskMetrics available for inspection by the Client or governmental agencies.

Oversight and Governance

Oversight of the proxy voting process is the responsibility of the Firm’s Brokerage Practices Committee (“BPC”) which reports up to the Firm’s Senior Investment Policy Committee (“SIPC”). However the SIPC is responsible for reviewing and approving amendments to the Proxy Voting Policy. The BPC or its designee should be provided a periodic evaluation of vendor due diligence and service activity including a summary of vendor proxy voting activity on behalf the Firm’s clients. Reporting should include trends relative to non-routine items, conflict of interest situations, voting outside of Proxy guidelines and the rationale and other material matters. On a quarterly basis, Proxy Operations should provide the BPC with summary of instances where MAM has (i) voted proxies in a manner inconsistent with the recommendation of RiskMetrics, and (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.

On a quarterly basis, Proxy Operations should provide the BPC with summary of instances where MAM has (i) voted proxies in a manner inconsistent with the recommendation of RiskMetrics, and (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.

Material proxy voting issues identified by the Proxy Operations group are to be escalated to the Firm’s Chief Compliance Officer.  As appropriate, the BPC (or their designee) will be informed of material matters and related actions taken by the responsible parties.

The Chief Compliance Officer makes an annual risk- based assessment of the Firm’s compliance program, which may include proxy voting activities, and may conduct a review of the Procedures to determine that such Procedures are reasonably designed to achieve their purpose. The Chief Compliance Officer makes periodic reports to MAM SIPC that includes a summary of issues identified in the review of activities as part of the compliance program.

General Principles

Scope

This Policy permits Clients to:

1.	delegate to MAM the responsibility and authority to vote proxies on their behalf according to MAM’s Proxy Voting Policy and guidelines; or

2.
delegate to MAM the responsibility and authority to vote proxies on their behalf according to the particular Client’s own proxy voting policies and guidelines, subject to acceptance by the Firm, as mutually agreed upon between the Firm and the Client.

MAM seeks to vote proxies in the best economic interests of all of its Clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a manner which the Firm believes will maximize the economic value of client security holdings.

The Firm believes its Proxy Voting Policy is reasonably designed to ensure proxy matters are conducted in the best interest of Clients, and in accordance with MAM’s fiduciary duties and applicable rules.

General Standards on Voting

The following are examples of general standards the Firm has established relative to its proxy voting obligations:

MAM does not engage in the practice of “empty voting” ( a term embracing a variety of factual circumstances that result in a partial or total separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on  the meeting date). MAM prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. MAM will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions) that the lender of the shares is also voting.

•MAM reviews various criteria to determine whether the costs associated with voting the proxy exceed the expected benefit to Clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Firm may refrain from voting a proxy on behalf of the Clients’ accounts.

•Except as otherwise required by law, MAM has a general policy of not disclosing to any issuer or third-party how MAM or its voting delegate voted a Client’s proxy.

•MAM endeavors to show sensitivity to local market practices when voting proxies of non-domestic issuers.  MAM votes in all markets where it is feasible to do so.

•MAM may refrain from voting a proxy due to logistical considerations that may have a detrimental effect
1.  proxy statements and ballots being written in a foreign language;
2.  underlying securities have been lent out pursuant to a Client’s securities lending program;
3.  untimely notice of a shareholder meeting;
4.  requirements to vote proxies in person;
5.  restrictions on foreigner’s ability to exercise votes;
6.  restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (“share blocking and re-registration”);
7.   requirements to provide local agents with power of attorney to facilitate the voting instructions  (such proxies are voted on a best-efforts basis); or
8.  inability of a Client’s custodian to forward and process proxies electronically.

•From time to time, proxy votes will be solicited which involve special circumstances and  require additional research and discussion or (ii) are not directly addressed by RiskMetrics. These proxies are identified through a number of methods, including, but not limited to, notification from RiskMetrics, concerns  of  clients,  concerns  raised  by  the  Firm’s  investment professionals  and  questions  from consultants.

• In such instances of special circumstances or issues not directly addressed by RiskMetrics, a sub-committee of the BPC (“Proxy Committee”) will be consulted for a determination of the proxy vote. The Proxy Committee comprises of no fewer than three members of the BPC. Although the Firm anticipates that such instances will be rare, The Proxy Committee’s first determination is whether there is a material conflict of interest between the interests of a Client and those of MAM. If the Proxy Committee determines there is a material conflict, the process detailed under “Conflicts of Interest” below is followed. If there is no material conflict, the Proxy Committee examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of Clients. At this point, the Proxy Committee will make a voting decision based on maximizing the economic value of all portfolios’ holdings for the issuer in question.

* There may be circumstances under which a portfolio manager or other MAM investment professional(“Manulife Asset Management Investment Professional”) believes it is in the best interest of a Client or Clients to vote proxies in a manner inconsistent with the recommendation of RiskMetrics. In such an event, as feasible, the Manulife Asset Management Investment Professional shall inform the Proxy Operations group of his or her decision to vote such proxy in a manner inconsistent with the recommendation of RiskMetrics and the rationale for such decision. Proxy Operations will report to the BPC no less than quarterly any instance where a Manulife Asset Management Investment Professional has decided to vote a proxy on behalf of a Client in such a manner.

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Firm’s clients and the interests of the Firm and its affiliates or employees. For example, MAM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when MAM or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if MAM is aware that one of the following conditions exists with respect to a proxy, MAM shall consider such event a potential material conflict of interest:

1.  MAM has a business relationship or potential relationship with the issuer;
2.  MAM has a business relationship with the proponent of the proxy proposal; or
3.  MAM members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

MAM’s goal in addressing any such potential conflict is to ensure proxy votes are cast in the advisory clients’ best interests and are not affected by MAM’s potential conflict. In those instances, there are a number of courses MAM may take. The final decision as to which course to follow shall be made by the BPC or its designee.

In the event of a potential material conflict of interest, the BPC or its designee will either (i) vote such proxy according to the specific recommendation of RiskMetrics; (ii) abstain; or (iii) request the Client vote such proxy. All such instances shall be reported to the BPC and the Chief Compliance Officer at least quarterly.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the RiskMetrics’ enumerated recommendations, or is of such a nature the BPC believes more active involvement is necessary, the BPC shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination the decision is in the best interests of the Client, shall be formalized in writing as a part of the minutes of the BPC.

Recordkeeping

In accordance with applicable law, MAM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in MAM’s office:

-the MAM Proxy Voting Policy and any additional procedures created pursuant to that policy;

-a copy of each proxy statement MAM receives regarding securities held by Clients (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

-record of each vote cast by MAM (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so) on behalf of Clients;

-a copy of any document created by MAM that was material in making its voting decision or that memorializes the basis for such decision; and

a copy of each written request from a client, and response to the client, for information on how MAM clients’ proxies were voted.

Appendix of Affiliated MAM Entities
Declaration Management & Research LLC
Manulife Asset Management (US) LLC
Manulife Asset Management (North America) Limited
Manulife Asset Management Limited+
Manulife Asset Management (Europe) Limited
Manulife Asset Management Trust Company

+Investment management business only.
Policy Edition:  August 2015

JOHN HANCOCK INVESTORS TRUST
PART C
OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	FINANCIAL STATEMENTS:

TO BE FILED BY AMENDEMENT

(2)	EXHIBITS:

(a)
Amended and Restated Declaration of Trust dated January 22, 2016 (“Declaration of Trust”) – previously filed as exhibit 99.(b)(1) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on February 26, 2016 (Accession No. 0001133228-16-007669).

(b)
Amended and Restated By-laws dated January 22, 2016 (“By-Laws”) – previously filed as exhibit 99.(b)(1) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on February 26, 2016 (Accession No. 0001133228-16-007669).

(1) Amendment dated March 10, 2016 to the Amended and Restated By-Laws dated January 22, 2016 – previously filed as exhibit 99.(2)(B)(1) to  post-effective amendment No. 2 to the Fund’s Registration Statement on Form N-2 filed with the SEC on February 24, 2017 (Accession No. 0001133228-17-000929).

(c)	Voting Trust Agreements. Not applicable.

(d)	Instruments Defining Rights of Security Holders. See exhibits 99.(2)(a) and 99.(2)(b), above.

(e)
Dividend Reinvestment Plan.  Dividend Reinvestment Plan dated November 1, 2013 – previously filed as exhibit 99.(2)(e) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on February 26, 2014 (0001133228-14-000838).

(f)	Instruments Defining Rights of Long-term Debt Holders. Not applicable.

(g)	Investment Advisory Contracts.

(1)
Investment Advisory Agreement dated July 1, 2009 with John Hancock Advisers, LLC – previously filed as exhibit 99.(g)(1) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on May 21, 2012 (Accession No. 0000950123-12-008305).

(2)
Sub-Advisory Agreement dated December 31, 2005 with John Hancock Advisers, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC, formerly Sovereign Asset Management, LLC) – previously filed as exhibit 99.(g)(2) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on May 21, 2012 (Accession No. 0000950123-12-008305).

(h)	Underwriting or Distribution Contracts.

(1)	Form of Distribution Agreement between John Hancock Funds, LLC and the Registrant – TO BE FILED BY AMENDEMENT.

(2)	Form of Dealer Agreement between John Hancock Funds, LLC and the Dealer – TO BE FILED BY AMENDEMENT.

(i)	Bonus or Profit Sharing Contracts. Not applicable.

(j)
Custodian Agreement.  Master Custodian Agreement dated September 10, 2008 between the Fund and State Street Bank and Trust Company – previously filed as exhibit 99.(j) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on May 21, 2012 (Accession No. 0000950123-12-008305).

(k)	Other Material Contracts.

(1)
Service Agreement dated July 1, 2009 with John Hancock Advisers, LLC – previously filed as exhibit 99.(k)(1) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on May 21, 2012 (Accession No. 0000950123-12-008305).

(2)
Service Agreement for Transfer Agent Services dated June 1, 2002 with Computershare Shareowner Services LLC (formerly, Mellon Investor Services, LLC) – previously filed as exhibit 99.(k)(1) to   pre-effective amendment No. 1 to the Fund’s Preferred Shares Registration Statement on Form N-2 filed with the SEC on October 27, 2003 (Accession No. 0000950135-03-005304.

(a)
Amendment dated July 1, 2007 to the Service Agreement for Transfer Agent Services – previously filed as exhibit 99.(k)(2)(a) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on May 21, 2012 (Accession No. 0000950123-12-008305).

(b)
Amendment dated September 25, 2007 to the Service Agreement for Transfer Agent Services – previously filed as exhibit 99.(k)(2)(b) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on May 21, 2012 (Accession No. 0000950123-12-008305).

(c)
Amendment dated October 10, 2007 to the Service Agreement for Transfer Agent Services – previously filed as exhibit 99.(k)(2)(c) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on May 21, 2012 (Accession No. 0000950123-12-008305).

(d)
Amendment dated July 1, 2010 to the Service Agreement for Transfer Agent Services – previously filed as exhibit 99.(k)(2)(d) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on May 21, 2012 (Accession No. 0000950123-12-008305).

(e)
Amendment dated October 18, 2010 to the Service Agreement for Transfer Agent Services – previously filed as exhibit 99.(k)(2)(e) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on May 21, 2012 (Accession No. 0000950123-12-008305).

(f)
Amendment dated April 6, 2011 to the Service Agreement for Transfer Agent Services – previously filed as exhibit 99.(k)(2)(f) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on May 21, 2012 (Accession No. 0000950123-12-008305).

(g)
Amendment dated March 31, 2013 to the Service Agreement for Transfer Agent Services – previously filed as exhibit  99.(2)(k)(3)(g) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on February 26, 2014 (0001133228-14-000838).

(3) Chief Compliance Officer Services Agreement dated March 10, 2009 by and among the Fund, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC, and the Fund’s Chief Compliance Officer – previously filed as exhibit 99.(k)(3) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on May 21, 2012 (Accession No. 0000950123-12-008305).

(1)	Legal Opinion – previously filed as exhibit 99.(l)(1) to the Registrant’s shelf registration statement on Form N-2 filed with the SEC on February 25, 2015 (Accession No. 0001133228-15-000578).

(m)	Non-resident Consent to Service of Process. Not applicable.

(n)	Other Opinions. Consent of Independent Registered Public Accounting Firm – Not applicable.

(o)	Omitted Financial Statements. Not applicable.

(p)	Agreement Related to Initial Capital. Not applicable.

(q)	Model Retirement Plan. Not applicable.

(r)	Codes of Ethics.

(1)
Code of Ethics dated January 1, 2008 (as revised March 8, 2016) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (each, a “John Hancock Adviser”), John Hancock Funds, LLC, John Hancock Distributors, LLC, and each open-end and closed-end fund advised by a John Hancock Adviser –  Previously filed as exhibit 99.(2)(R)(1) to post-effective amendment No. 2 to the Fund’s Registration Statement on Form N-2 filed with the SEC on February 24, 2017 (Accession No. 0001133228-17-000929).

(2)
Code of Ethics adopted by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC, formerly Sovereign Asset Management, LLC) amended as of September 1, 2013 – previously filed as exhibit 99.(r)(2) to the Fund’s Shelf Registration Statement on Form N-2 filed with the SEC on February 26, 2016 (Accession No. 0001133228-16-007669).

(s)
Power of Attorney.  Power of Attorney dated December 14, 2017 for Andrew G. Arnott, Charles A. Rizzo, Charles L. Bardelis, James R. Boyle, Peter S. Burgess, William H. Cunningham, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky, Gregory A. Russo and Warren A. Thomson – FILED HEREWITH.

ITEM 26.	MARKETING ARRANGEMENTS

See Form of Distribution Agreement and Form of Dealer Agreement – previously filed as exhibits 99.(h)(1) and 99(h)(2) to the Registrant’s shelf registration statement on Form N-2 filed with the SEC on February 25, 2015 (Accession No. 0001133228-15-000578).

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$[ ]
Financial Industry Regulatory Authority Fee	$[ ]
New York Stock Exchange Fee	$[ ]
Cost of Printing and Engraving	$[ ]
Accounting Fee and Expenses	$[ ]
Legal Fees and Expenses	$[ ]
Total	$[ ]

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

John Hancock Advisers, LLC (the “Advisor”) is the investment advisor to the Fund.  The Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (“Manulife Financial”), a publicly traded company based in Toronto, Canada.  A corporate organization list is set forth below.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2016

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(5)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(3) (Alberta)
Manulife Property Limited Partnership II (Ontario)(4)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
72%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 98% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 98% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 98% limited partnership interest is held by Manulife Property Limited Partnership

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of December 1, 2017 of each class of securities of the Fund:

Title of Class	Number of Record Holders
Shares of Common Stock, no par value	1,385

ITEM 30.	INDEMNIFICATION

Indemnification provisions relating to the Fund’s Trustees, officers, employees and agents are set forth in Section 4.3 of Article IV of Fund’s Declaration of Trust, as previously filed.

The form of Underwriting Agreement contains provisions limiting the liability and providing for indemnification of the Trustees and officers under certain circumstances.

The Fund’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Fund pursuant to the provisions described in this Item 30, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Article V of the Limited Liability Company Agreement of the Advisor provides as follows:

“Section 5.06. Indemnity and Exculpation.

(a)
No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

(b)
The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

(c)
As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought.  With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

(d)
In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

(e)
The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors.  In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

(f)
All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question (“Disinterested Directors”), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

(g)
The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees.  The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06.  Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.”

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and executive officers of the Advisor and the Subadvisor, reference is made to the information set forth under: (i) the caption “Investment Advisory and Other Services” in the Statement of Additional Information; (ii) Item 6 of the Form ADV Part II of John Hancock Advisers, LLC (File No. 801-8124) filed with the SEC; and (iii) Item 6 of the Form ADV Part II of John Hancock Asset Management a division of Manulife Asset Management (US) LLC (File No. 801-42023) filed with the SEC, all of which are incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Fund by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are in the possession and custody of the Fund’s custodian, State Street Corporation, Corporate Headquarters, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, and its transfer agent, Computershare, Inc., 250 Royall Street, Canton, Massachusetts, 02021, with the exception of certain corporate documents and portfolio trading documents that are in the possession and custody of the Advisor, 601 Congress Street, Boston, Massachusetts, 02210, and the Subadvisor, 101 Huntington Avenue, Boston, MA 02199-7603. The Fund is informed that all applicable accounts, books and documents required to be maintained by registered investment advisors are in the custody and possession of the Advisor and the Subadvisor.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

1.
The Fund undertakes to suspend the offering of Common Shares until the Prospectus and any applicable Prospectus Supplement are amended if (a) subsequent to the effective date of this registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus and any other applicable Prospectus Supplement.

2.	Not applicable.

3.	Not applicable.

4.	The Common Shares being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act. Accordingly, the Fund undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

(1)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)
To reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)
To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

b.
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c.	To remove from registration by means of a post-effective amendment any of the Common Shares being registered which remain unsold at the termination of the offering.

d.
That, for the purpose of determining liability under the Securities Act to any purchaser, if the Fund is subject to Rule 430C:  Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a Registration Statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the Registration Statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in a Registration Statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such date of first use.

e.	That for the purpose of determining liability of the Fund under the Securities Act to any purchaser in the initial distribution of Common Shares:

The undersigned Fund undertakes that in a primary offering of securities of the undersigned Fund pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Fund will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Fund relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2)
the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Fund or its securities provided by or on behalf of the undersigned Fund; and

(3)	any other communication that is an offer in the offering made by the undersigned Fund to the purchaser.

5.	The Fund undertakes that, for the purpose of determining any liability under the Securities Act:

a.
the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Fund pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.
each post- effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 15th day of December 2017.

JOHN HANCOCK INVESTORS TRUST

By:	/s/ Andrew G. Arnott
Name:	Andrew G. Arnott
Title:	President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Andrew G. Arnott	President and Trustee	December 15, 2017
Andrew G. Arnott

/s/ Charles A. Rizzo	Chief Financial Officer	December 15, 2017
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	December 15, 2017
Charles L. Bardelis

/s/ James R. Boyle *	Trustee	December 15, 2017
James R. Boyle

/s/ Peter S. Burgess *	Trustee	December 15, 2017
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	December 15, 2017
William H. Cunningham

/s/ Grace K. Fey *	Trustee	December 15, 2017
Grace K. Fey

/s/ Theron S. Hoffman *	Trustee	December 15, 2017
Theron S. Hoffman

/s/ Deborah C. Jackson*	Trustee	December 15, 2017
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	December 15, 2017
Hassell H. McClellan

/s/ James M. Oates *	Trustee	December 15, 2017
James M. Oates

Signature	Title	Date

/s/ Steven R. Pruchansky*	Trustee	December 15, 2017
Steven R. Pruchansky

/s/ Gregory A. Russo*	Trustee	December 15, 2017
Gregory R. Russo

/s/ Warren A. Thomson*	Trustee	December 15, 2017
Warren A. Thomson

*By: Power of Attorney

By:	/s/ Ariel Ayanna
Ariel Ayanna
Attorney-In-Fact,
*Pursuant to Power of Attorney filed herewith

EXHIBIT INDEX

(2)(s)	Power of Attorney dated December 14 , 2017